                                                                   EXHIBIT 10.15

                        RECEIVABLES PURCHASE AGREEMENT

                         Dated as of October 23, 1995

                                     Among

                        CITYSIDE FINANCE CORPORATION I

                                   as Seller
                                   ---------

                                      and

                CITYSIDE FINANCIAL SERVICES OF WISCONSIN, INC.

                                  as Servicer
                                  -----------

                                      and

                        CLIPPER RECEIVABLES CORPORATION

                              as Senior Purchaser
                              -------------------

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                           as Subordinated Purchaser
                           -------------------------

                                      and

                    STATE STREET BOSTON CAPITAL CORPORATION

                               as Administrator
                               ----------------

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                             as Relationship Bank
                             --------------------

                               TABLE OF CONTENTS

                                   ARTICLE I
                                   ---------
                                   PURCHASES
                                   ---------


SECTION 1.01.  Commitments to Purchase; Limits on Purchasers' Obligations..  2
SECTION 1.02.  Purchase Procedures; Assignment of Purchasers' Interests....  4
SECTION 1.03.  Purchasers' Percentages.....................................  5
SECTION 1.04.  Purchasers' Interests; Security Interest....................  6
SECTION 1.05.  Extensions and Increases of Purchase Facility...............  8

                                  ARTICLE II
                                  ----------
                              COMPUTATIONAL RULES
                              -------------------

SECTION 2.01.  Selection of Asset Tranches.................................  9
SECTION 2.02.  Computation of Purchasers' Investment and Senior
                 Purchaser's Tranche Investment............................  9
SECTION 2.03.  Computation of Earned Discount.............................. 10
SECTION 2.04.  Computation of Interest Amount.............................. 10

                                  ARTICLE III
                                  -----------
                           ACCOUNTS AND SETTLEMENTS
                           ------------------------

SECTION 3.01.  Accounts; Investments by Paying Agent....................... 11
SECTION 3.02.  Collection of Moneys........................................ 14
SECTION 3.03.  Collection Account.......................................... 14
SECTION 3.04.  Deemed Collections.......................................... 20
SECTION 3.05.  Payments and Computations, Etc.............................. 21
SECTION 3.06.  Treatment of Collections and Deemed Collections............. 22
SECTION 3.07.  Servicer Advances........................................... 22
SECTION 3.08.  Repurchases................................................. 23

                                  ARTICLE IV
                                  ----------
                           FEES AND YIELD PROTECTION
                           -------------------------

SECTION 4.01.  Fees........................................................ 24
SECTION 4.02.  Yield Protection............................................ 24

                                  ARTICLE V.
                                  ----------
                            CONDITIONS OF PURCHASES
                            -----------------------

SECTION 5.01.  Conditions Precedent to Initial Purchase.................... 26
SECTION 5.02.  Conditions Precedent to All Purchases....................... 29

                                   ARTICLE VI
                                   ----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

SECTION 6.01.  Representations and Warranties of Seller....................  30
SECTION 6.02.  Representations and Warranties of Servicer..................  34
SECTION 6.03.  Breach of Representations and Warranties....................  37

                                  ARTICLE VII
                                  -----------
                          GENERAL COVENANTS OF SELLER
                          ---------------------------

SECTION 7.01.  Affirmative Covenants of Seller.............................  37
SECTION 7.02.  Reporting Requirements of Seller............................  40
SECTION 7.03.  Negative Covenants of Seller................................  41
SECTION 7.04.  Affirmative Covenants of Servicer...........................  43
SECTION 7.05.  Reporting Requirements of Servicer..........................  45
SECTION 7.06.  Negative Covenants of Servicer..............................  47

                                 ARTICLE VIII
                                 ------------
                         ADMINISTRATION AND COLLECTION
                         -----------------------------

SECTION 8.01.  Designation of Servicer....................................  49
SECTION 8.02.  Duties of Servicer.........................................  50
SECTION 8.03.  Rights of the Administrator................................  52
SECTION 8.04.  Responsibilities of Seller.................................  54
SECTION 8.05.  Further Action Evidencing Purchases; Further Assurances....  55
SECTION 8.06.  Application of Collections.................................  55

                                  ARTICLE IX
                                  ----------
            LIQUIDATION EVENTS; COMMENCEMENT OF LIQUIDATION PERIOD
            ------------------------------------------------------

SECTION 9.01.  Liquidation Events.........................................  56
SECTION 9.02.  Remedies Upon Occurrence of Liquidation Event..............  59
SECTION 9.03.  Other Events Commencing Liquidation Period.................  59

                                   ARTICLE X
                                   ---------
                     THE ADMINISTRATOR; RELATIONSHIP BANK
                     ------------------------------------

SECTION 10.01.  Authorization and Action..................................  60
SECTION 10.02.  Administrator's and Relationship Bank's Reliance, Etc.....  60
SECTION 10.03.  State Street Capital and Norwest and Affiliates...........  61

                                   ARTICLE XI
                                   ----------
               ASSIGNMENT OF PURCHASERS' INTERESTS; TRANSFER DATE
               --------------------------------------------------

SECTION 11.01.  Restrictions on Assignments................................. 61
SECTION 11.02.  Rights of Assignee.......................................... 63
SECTION 11.03.  Evidence of Assignment...................................... 63
SECTION 11.04.  Rights of the Banks, Collateral Agent and Collection Agent.. 63

                                  ARTICLE XII
                                  -----------
                                INDEMNIFICATION
                                ---------------

SECTION 12.01.  Indemnities by Seller....................................... 65

                                 ARTICLE XIII
                                 ------------
                                 MISCELLANEOUS
                                 -------------

SECTION 13.01.  Amendments, Etc............................................. 67
SECTION 13.02.  Notices, Etc................................................ 68
SECTION 13.03.  No Waiver; Remedies......................................... 68
SECTION 13.04.  Binding Effect; Survival.................................... 69
SECTION 13.05.  Costs, Expenses and Taxes................................... 69
SECTION 13.06.  No Proceedings.............................................. 69
SECTION 13.07.  Confidentiality of Seller Information....................... 70
SECTION 13.08.  Confidentiality of Program Information...................... 72
SECTION 13.09.  Covenant to Cooperate....................................... 74
SECTION 13.10.  Captions and Cross References............................... 75
SECTION 13.11.  Integration................................................. 75
SECTION 13.12.  Governing Law............................................... 75
SECTION 13.13.  Waiver Of Jury Trial........................................ 75
SECTION 13.14.  Consent To Jurisdiction; Waiver Of Immunities............... 75
SECTION 13.15.  Execution in Counterparts................................... 76
SECTION 13.16.  No Recourse Against Other Parties........................... 76



                                   SCHEDULES
                                   ---------


SCHEDULE 6.01(I)    DESCRIPTION OF MATERIAL ADVERSE CHANGES OF SELLER
SCHEDULE 6.01(J)    DESCRIPTION OF LITIGATION OF SELLER
SCHEDULE 6.01(N)    LIST OF OFFICES OF SELLER WHERE RECORDS ARE KEPT
SCHEDULE 6.01(O)    LIST OF DEPOSITORY BANKS AND DEPOSITORY ACCOUNTS
SCHEDULE 6.02(H)    DESCRIPTION OF MATERIAL ADVERSE CHANGES OF SERVICER
SCHEDULE 6.02(I)    DESCRIPTION OF LITIGATION OF SERVICER
SCHEDULE 6.02(K)    LIST OF OFFICES OF SERVICER WHERE RECORDS ARE KEPT

                                   EXHIBITS
                                   --------

EXHIBIT 1.02(A)     FORM OF PURCHASE NOTICE, WITH ATTACHED SCHEDULE
EXHIBIT 3.01(B)     FORM OF DEPOSITORY LETTER
EXHIBIT 3.03(B)     INFORMATION PACKAGE
EXHIBIT 5.01(H-1)   FORM OF OPINION OF COUNSEL TO SELLER AND SERVICER
EXHIBIT 5.01(H-2)   FORM OF OPINION OF COUNSEL TO SUPPORT PARTY
EXHIBIT 5.01(S-1)   CREDIT AND COLLECTION POLICY
EXHIBIT 5.01(S-2)   APPROVED CONTRACT FORMS
EXHIBIT 7.05(G)     FORM OF MONTHLY SETTLEMENT STATEMENT
EXHIBIT 8.04(C)     FORM OF BLANKET ASSIGNMENT

                         RECEIVABLES PURCHASE AGREEMENT

                          DATED AS OF OCTOBER 23, 1995


     THIS IS A RECEIVABLES PURCHASE AGREEMENT, AMONG CITYSIDE FINANCE CORPORATION I ("Cityside Finance"), a Minnesota corporation ("Seller"), CITYSIDE
                ----------------                              ------
FINANCIAL SERVICES OF WISCONSIN, INC. ("Cityside"), a Wisconsin corporation
                                        --------
("Servicer"), CLIPPER RECEIVABLES CORPORATION, a Delaware corporation as Senior
----------
Purchaser (in such capacity, "Senior Purchaser"), NORWEST BANK MINNESOTA,
                              ----------------
NATIONAL ASSOCIATION, a national banking association ("Norwest"), as
                                                       -------
Subordinated Purchaser (in such capacity, "Subordinated Purchaser", and together
                                           ----------------------
with Senior Purchaser, "Purchasers" and each individually a "Purchaser"), STATE
                        ----------                           ---------
STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("State Street
                                                                 ------------
Capital"), as administrator for Senior Purchaser under the Program
-------
Administration Agreement (in such capacity, the "Administrator") and NORWEST
                                                 -------------
BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as a referral agent for Purchasers under the Relationship Bank Agreement (in such capacity, together with any successors thereto in such capacity, the

"Relationship Bank").  Unless otherwise indicated, capitalized terms used in
------------------
this Agreement are defined in Appendix A.
                              ----------


                                   Background
                                   ----------

     1. Seller is engaged in the business of purchasing new and used automobile and light truck installment sale contracts and is in the business of making direct new and used automobile and light truck installment sale contracts and promissory notes secured by new or used automobiles or light trucks.

     2. Seller has, and expects to have, Pool Receivables in which Seller will sell undivided interests, referred to as the Senior Interest and the Subordinated Interest and collectively as the Purchasers' Interests. Seller has requested Purchasers, and Purchasers have agreed, subject to the terms and conditions contained in this Agreement, to purchase the Purchasers' Interests from Seller from time to time during the term of this Agreement.

     3. State Street Capital has been requested, and is willing, to act as the Administrator.

     4. Norwest has been requested, and is willing, to act as the Relationship Bank.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                   PURCHASES

     SECTION 1.01.  Commitments to Purchase; Limits on Purchasers' Obligations.
                    ----------------------------------------------------------

          (a)  Commitments to Purchase.  Upon the terms and subject to the
               -----------------------
     conditions set forth in this Agreement, from time to time prior to the Termination Date, Seller may request Purchasers to purchase, and Purchasers hereby severally agree to purchase, in one or more transactions, undivided ownership interests in all Pool Receivables, related Contracts, Related Security, all Collections and all other Property with respect to, and other proceeds of, any of the foregoing;

               (i) in the case of Senior Purchaser, an undivided senior ownership interest therein, in an amount equal to the Senior Percentage thereof (the "Senior Interest"), and
                                   ---------------

               (ii) in the case of Subordinated Purchaser, an undivided subordinated ownership interest therein, in an amount equal to the Subordinated Percentage thereof (the "Subordinated Interest").
                                                ---------------------

     The Senior Interest and the Subordinated Interest are sometimes referred to individually as a "Purchaser's Interest" and collectively as the
                        --------------------
     "Purchasers' Interests", and each of the initial purchase of a Purchaser's
     ----------------------
     Interest by either Purchaser and any subsequent purchase that increases such Purchaser's Interest is herein called a "Purchase".
                                                   --------

          (b)  Limits on Purchasers' Obligations.  Notwithstanding Section
               ---------------------------------                   -------
     1.01(a) or any other provision of this Agreement:
     -------

               (i) the aggregate amount of any Purchase to be made by Senior Purchaser shall be limited so that, after giving effect to such Purchase and to any simultaneous Purchase by Subordinated Purchaser:

                    (A)  the Senior Investment would not exceed the product of
                                                                    -------
               (x) 84% and (y) the Facility Amount divided by 92% (the "Senior
                                                   ------- --           ------
               Purchase Limit"),
               --------------

                    (B) the Senior Investment would not exceed 84% of the Net
               Receivables Balance (the "Senior Investment Limit"),
                                         -----------------------

                    (C) the Subordinated Investment would not be less than 8% of the Net Receivables Balance; and

                    (D) the Seller Amount would not be less than 8% of the Net
               Receivables Balance; and

            (ii) the aggregate amount of any Purchase to be made by Subordinated Purchaser shall be limited so that, after giving effect to such Purchase and to any simultaneous Purchase by Senior Purchaser:

                    (A)  the Subordinated Investment would not exceed the

               product of (x) 8% and (y) the Facility Amount divided by 92% (the
               -------                                       ------- --
               "Subordinated Purchase Limit"),
                ---------------------------

                    (B) the Subordinated Investment would not exceed 8% of the
               Net Receivables Balance (the "Subordinated Investment Limit"),
                                             -----------------------------

                    (C) the Seller Amount would not be less than 8% of the Net
               Receivables Balance; and

            (iii) the initial Purchase shall not be made by either Purchaser if the purchase price to be paid by such Purchaser, when added to the purchase price to be paid by the other Purchaser in connection with any simultaneous Purchase, does not equal or exceed $10,000,000, and no Purchase shall be made thereafter if the purchase price to be paid by such Purchaser, when added to the purchase price to be paid by the other Purchaser in connection with any simultaneous Purchase, does not equal or exceed $1,100,000.

          (c)  Purchase Prices.
               ---------------

               (i)  Senior Interest.  The purchase price for the initial
                    ---------------
          Purchase of the Senior Interest and for each additional Purchase shall be an amount equal to eighty-four percent (84%) of the Net Receivables Balance of the Eligible Receivables subject to such Purchase.

               (ii)  Subordinated Interest.  The purchase price for the initial
                     ---------------------
          Purchase of the Subordinated Interest and for each additional Purchase shall be an amount equal to the eight percent (8%) of the Net Receivables

          Balance of the Eligible Receivables subject to such Purchase.

     SECTION 1.02.  Purchase Procedures; Assignment of Purchasers' Interests;
                    ---------------------------------------------------------
Delivery of Documents.
---------------------

          (a) Frequency of Purchases; Notice of Purchase.  Purchases shall be
              ------------------------------------------
     made on the 8th Business Day and the 22nd calendar day of each month, to the extent Seller has obtained Eligible Receivables on such date in amounts consistent with the limitation set forth in Section 1.01(b)(iii) (each
                                                 --------------------
     herein a "Purchase Date").  Each Purchase shall be made upon notice from
               -------------
     Seller to the Administrator and the Subordinated Purchaser received by them not later than 11:00 a.m. (New York City time) on the fourth Business Day next preceding such proposed Purchase Date, with a copy thereof to the Custodian. Each such notice of a proposed Purchase shall be in the form of

     Exhibit 1.02(a) (each, a "Purchase Notice"), shall be accompanied (but not
     ---------------           ---------------
     until the Business Day next preceeding the proposed Purchase Date) by a fully executed Lien Release and shall specify the desired amount, Purchase Date of, and related Purchase Cut-Off Date for, such Purchase, shall set forth a calculation of the Purchase Price for each Purchaser and such Purchaser's respective share of the Purchase and shall have attached thereto a schedule identifying each Receivable included in the Purchase, together with a computer diskette or other computer data storage method acceptable to Purchasers setting forth with respect to each related Contract the information specified in Schedule I to the form of Purchase Notice as set forth in Exhibit 1.02(a), including (i) the social security
                            ---------------
     number, name and mailing address of the Obligor thereon, (ii) the identifying code, if any, with respect thereto, (iii) the Financed Amount thereof, (iv) the Unpaid Balance thereof, (v) the day of the month on which scheduled payments are due, (vi) the first date on which any such scheduled payment is due, (vii) the annual percentage rates applicable thereto,
     (viii) the amount of each scheduled payment, (ix) the original term of the Contract, (x) the vehicle identification number of the Financed Vehicle and
     (xi) the manufacture, model and model year of the Financed Vehicle.

          (B) Funding of Purchases.  On each Purchase Date, each Purchaser, upon
              --------------------
     satisfaction of the applicable conditions set forth in Article V, shall
                                                            ---------
     make available to the Paying Agent the amount of its Purchase as determined pursuant to Section 1.01(c) in same day funds, and after receipt by the
                 ---------------
     Paying Agent of such funds, the Paying Agent will make such funds immediately available to Seller pursuant to such instructions as Seller and the Paying Agent shall from time to time agree.

          (C) Assignment of Purchasers' Interests.  Seller hereby sells, assigns
              -----------------------------------
     and transfers to Senior Purchaser and Subordinated Purchaser, respectively, effective on and as of each Purchase Date hereunder, the Senior Interest and the Subordinated Interest, respectively, in the Pool Receivables, the related Contracts, the Related Security, all Collections and all other Property in respect of, and other proceeds of, any of the foregoing.

          (D) Delivery of Contract Files.  No later than five Business Days
              --------------------------
     prior to the Purchase Date, Seller shall deliver to the Custodian the Contract Files for each Contract related to the Receivables to be purchased by Purchasers on such Purchase Date, together with a schedule identifying each Receivable to be included in the purchase. The Purchase Notice, this Agreement and the other Transaction Documents shall together govern the relationship among Purchasers and Seller with respect to the Receivables to which the Purchase Notice relates, unless the Administrator, the Subordinated Purchaser or the Custodian make specific objection promptly after receipt of such Purchase Notice. No Purchase shall be consummated unless and until any such objection by the Administrator, the Subordinated Purchaser or the Custodian shall have been removed or shall have been waived by the Administrator and the Subordinated Purchaser in their sole discretion. If the Custodian determines that any deficiency exists with respect to a Purchase Notice or the related Contract Files delivered in connection therewith, the Custodian shall provide the notices required under Section 2.3 of the Custodial Agreement. Unless the Seller shall
           ------------
     receive written notice from the Custodian advising Seller that the Administrator and Subordinated Purchaser have waived any such deficiency, Seller shall remedy the noted deficiency before the related Purchase Date or the related Receivable with respect to such deficient Contract File shall not constitute an Eligible Receivable.

     SECTION 1.03.  Purchasers' Percentages.
                    -----------------------

          (a)  Calculations.  On any date, the "Percentage" with respect to
               ------------                     ----------
     Senior Purchaser and the Senior Interest shall be 84% (herein called the

     "Senior Percentage"), and with respect to Subordinated Purchaser and the
     ------------------
     Subordinated Interest shall be 8% (herein called the "Subordinated
                                                           ------------
     Percentage"); provided that during any Liquidation Period, the Percentages
     ----------    -------- ----
     shall be as follows:

               (i) prior to the occurrence of a Liquidation Event, the Senior Percentage shall be 91.304348% and the Subordinated Percentage shall be 8.695652%;

               (ii) after the occurrence of a Liquidation Event and continuing thereafter until the Senior Investment, accrued and unpaid Earned Discount and Senior Purchaser's Program Fee (including Default Interest thereon, if any) and all other costs and expenses of Senior Purchaser have been paid in full, the Senior Percentage shall be 100% and the Subordinated Percentage shall be zero;

               (iii) after the occurrence of a Liquidation Event and after the Senior Investment, accrued and unpaid Earned Discount and Senior Purchaser's Program Fee (including Default Interest thereon, if any) and all other costs and expenses of Senior Purchaser are paid in full and continuing thereafter until the Subordinated Investment, accrued and unpaid Interest Amount and Subordinated Purchaser's Program Fee (including Default Interest thereon, if any) and all other costs and expenses of Subordinated Purchaser have been paid in full, the Subordinated Percentage shall be 100%; and

               (iv) upon payment in full of the Senior Investment, Subordinated Investment, accrued and unpaid Earned Discount, Interest Amount and Program Fees with respect thereto, and all Default Interest thereon, if any, and all other costs and expenses of both Purchasers, the Percentages shall each be zero.

          (b)  Frequency of Computation.  The Percentage with respect to each
               ------------------------
     Purchaser's Interest and the Seller Amount shall be computed on and as of the date of each Purchase and, as provided in Section 3.03, on each
                                                   ------------
     Settlement Date. In addition, the Administrator or Subordinated Purchaser may require the Servicer to provide an Information Package for purposes of computing each Percentage and the Seller Amount as of any other date, and the Servicer agrees to do so within three Business Days of its receipt of any such request.

     SECTION 1.04.  Purchasers' Interests; Security Interest.
                    ----------------------------------------

          (a)  Components of Purchasers' Interest.  On any date, subject to such
               ----------------------------------
     Purchaser's seniority rights as provided in Section 1.01, each Purchaser's
                                                 ------------
     Interest will represent (i) such Purchaser's undivided percentage ownership interest in (x) all Receivables in the Receivables Pool, all related Contracts, Related Security and any and all other related property or rights and (y) all rights to receive payments under any Interest Rate Agreement entered into in connection herewith, (ii) all of Seller's rights (including, without limitation, enforcement rights) under the Purchase and Sale Agreement and under each and every contract and agreement entered into by Cityside (as originator of the Receivables) with Dealers or others as to the sale and purchase by Cityside of Contracts from such Person, including all recourse and other repurchase rights thereunder, and under all other Transaction Documents, (iii) all of Seller's rights under the Depository Accounts, the Cityside Account and the Collection Account (if any), (iv) such Purchaser's interest in the Collection Account to the extent provided herein, and (v) all proceeds of the foregoing (together, the "Property").
                                                   --------

          (b)  Security Interest.  Seller hereby grants to the Purchasers a lien
               -----------------
     on and security interest in all of Seller's right, title and interest in, to and under the Property and all of Seller's right, title and interest in any and all payments due or becoming due with respect to, or in connection with, such Property and under any insurance policy held or maintained by, or on behalf of, Seller or Servicer in respect of such Property, and the Custodian shall act as the agent of Purchasers for the purpose of holding all Contracts and other Property for and on behalf of Purchasers. Such lien and security interest shall secure all of Seller's obligations hereunder, including, without limitation, the obligation to turn over Collections to the Paying Agent for deposit in the Collection Account in accordance with Section 3.01. This Agreement shall constitute a security
                     ------------
     agreement under applicable law with regard to the lien and security interest granted pursuant to this Section 1.04(b).
                                       ---------------

          (c)  Further Assurances.  Seller agrees that from time to time, at its
               ------------------
     expense, it will promptly execute and deliver all further instruments and documents, and take all further action that either Purchaser, the Administrator, the Relationship Bank or their respective designees may reasonably request in order to perfect, protect or more fully evidence the Purchases hereunder and the resulting Purchasers' Interests, or to enable the Purchasers, the Administrator, the Relationship Bank or their respective designees to exercise or enforce their rights hereunder or under any Transaction Document. In addition, after the occurrence and continuance of a Liquidation Event or Unmatured Liquidation Event and upon request by the Administrator, the Relationship Bank or the Subordinated Purchaser, Seller and Servicer shall promptly file such financing statements and amendments thereto as the Administrator, the Relationship Bank or the Subordinated Purchaser shall determine in their sole discretion are necessary to perfect or protect, or more fully perfect or protect, the Purchasers' security interest.

     SECTION 1.05.  Extensions and Increases of Purchase Facility.  Seller, at
                    ---------------------------------------------
its option, may increase the Facility Amount and extend the Termination Date as follows:

          (a)  Increase to $36,000,000.  Prior to the initial Termination Date
               -----------------------
     (without giving effect to any extensions granted pursuant to subsection (c)
                                                                  --------------
     below), Seller may request an increase in the Facility Amount to $36,000,000, provided that (i) the granting of any such increase shall be in the sole and exclusive discretion of Purchasers, the Administrator and the Relationship Bank, (ii) written notice requesting such increase shall be delivered by Seller to the Administrator and Subordinated Purchaser not less than 30 days prior to the requested effective date thereof, (iii) the Administrator shall have received written confirmation from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. (and any other rating agencies whose ratings are material in connection with the issuance and sale of Commercial Paper Notes by Senior Purchaser) confirming that the existing ratings on the Commercial Paper Notes will remain unchanged after giving effect to the contemplated increase, (iv) the Administrator shall have received written confirmation from the Liquidity Agent and the Senior Purchaser that the maximum amount of purchase commitments or other funding sources available to Senior Purchaser under the Liquidity Agreement has been increased by an appropriate amount corresponding to such increase in the Facility Amount,
     (v) Seller shall have paid all out-of-pocket costs and expenses (including all attorneys' fees and expenses) incurred by the Administrator, the Relationship Bank, the Liquidity Banks, either Purchaser, the Custodian, the Paying Agent or any other Person necessary to effect any such increase.

          (b)  Increases Above $36,000,000.  Not later than 30 days prior to the
               ---------------------------
     Termination Date, Seller may request one or more increases in the Facility Amount in increments of $10,000,000 or more, provided that (i) the granting of any such increase in the Facility Amount shall be in the sole and exclusive discretion of Purchasers, the Administrator and the Relationship Bank and shall be available only upon receipt of the prior written consent of each such party, (ii) if any such increase is granted, Seller shall be obligated to pay an additional one-time fee equal to .25% of the amount of the increase and (iii) any such increase shall in all events be subject to satisfaction of the requirements set forth in clauses (ii), (iii) and (iv)
                                                   ------------  -----     ----
     of subsection (a) above.
        --------------

          (c)  Extensions of Termination Date.  Not later than 30 days prior to
               ------------------------------
     any Termination Date then in effect, Seller may
     request an extension thereof for one year or two years, provided that (i) the granting of any such extension of the Termination Date shall be in the sole and exclusive discretion of Purchasers, the Administrator and the Relationship Bank and shall be available only upon receipt of the prior written consent of each such party, (ii) if any such extension is granted, Seller shall be obligated to pay an additional one-time fee equal to (A) .075% of the Facility Amount then in effect with respect to a one year extension or (B) .10% of the Facility Amount then in effect with respect to a two year extension and (iii) any such extension shall in all events be subject to satisfaction of the requirements set forth in clauses (ii),
                                                              ------------
     (iii) and (iv) of subsection (a) above, relating, however, to such
     -----     ----    --------------
     extension rather than an increase.



                                   ARTICLE II

                              COMPUTATIONAL RULES

     SECTION 2.01.  Selection of Asset Tranches.  The Administrator shall, from
                    ---------------------------
time to time for purposes of computing Earned Discount, divide the Senior Interest into Asset Tranches, and the applicable Earned Discount Rate may be different for each Asset Tranche. The Senior Investment shall be allocated to each Asset Tranche by the Administrator to reflect the funding sources for the Senior Interest, so that:

          (a) there will be one or more Asset Tranches, selected by the Administrator, reflecting the portion of the Senior Interest funded by Liquidity Purchases;

          (b) there will be one or more Asset Tranches, selected by the Administrator, reflecting the portion of the Senior Interest funded by Credit Draws; and

          (c) there will be a single Asset Tranche equal to the excess of Senior Investment over the aggregate amounts allocated at such time pursuant to clauses (a) and (b) above, which Asset Tranche shall reflect
                 ------- ---     ---
     the portion of the Senior Interest funded by Commercial Paper Notes;

     provided, that after the occurrence of the Transfer Date, all Asset Tranches will be selected by the Liquidity Agent and will be funded solely by Liquidity Purchases.

     SECTION 2.02.  Computation of Purchasers' Investment and Senior Purchaser's
                    ------------------------------------------------------------
Tranche Investment.  In making any determination of Purchasers' Investment and
------------------
Senior Purchaser's Tranche Investment, the following rules shall apply:

          (a) the Purchaser's Investment of either Purchaser shall not be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Administrator, or in the case of the Subordinated Investment, to Subordinated Purchaser, pursuant hereto and, in any event, if received on a day other than a Settlement Date, effective as of the next succeeding Settlement Date;

          (b) the Purchaser's Investment of either Purchaser shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason; and

          (c) if there is any reduction in the Senior Investment, there shall be a corresponding reduction in a Senior Purchaser's Tranche Investment with respect to one or more Asset Tranches selected by the Administrator in its discretion.

     SECTION 2.03.  Computation of Earned Discount.  In making any determination
                    ------------------------------
of Earned Discount with respect to the Senior Interest, the following rules shall apply:

          (a) the Administrator shall determine the Earned Discount accruing with respect to each Asset Tranche, and each Yield Period therefor (or, in the case of the Asset Tranche funded by Commercial Paper Notes, each Settlement Period), in accordance with the definition of Earned Discount;

          (b) no provision of this Agreement shall require the payment or permit the collection of Earned Discount in excess of the maximum permitted by applicable law; and

          (c) Earned Discount for any Asset Tranche shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

     SECTION 2.04.  Computation of Interest Amount.  In making any determination
                    ------------------------------
of Interest Amount with respect to the Subordinated Interest, the following rules shall apply:

          (a) the Subordinated Purchaser shall determine the Interest Amount accruing with respect to the Subordinated Interest, and each Interest Period therefor, in accordance with the definition of Interest Amount;

          (b) no provision of this Agreement shall require the payment or permit the collection of Interest Amount in excess of the maximum permitted by applicable law; and

          (c) Interest Amount shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

                                  ARTICLE III

                            ACCOUNTS AND SETTLEMENTS

     SECTION 3.01.  Accounts; Investments by Paying Agent.
                    -------------------------------------

          (a)  Appointment of Paying Agent; Collection Account.  The
               -----------------------------------------------
     Administrator and Purchasers hereby appoint Norwest as the Paying Agent hereunder, and Norwest hereby accepts such appointment. On or before the first Purchase, the Paying Agent shall establish, for the benefit of Purchasers and Seller, to the extent of their respective interests therein, an account (the "Collection Account"), which shall be a segregated trust
                      ------------------
     account maintained with the Paying Agent. Subject to the further provisions of this Section 3.01(a), the Paying Agent shall, upon receipt or
                        ---------------
     upon transfer from another account, as the case may be, deposit into the Collection Account all amounts received by it which are required to be deposited therein in accordance with the provisions hereof. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held as additional Collections by the Paying Agent in the Collection Account as herein provided, subject to withdrawal by, or at the direction of, the Administrator or the Relationship Bank in accordance with, and for the purposes specified in the provisions of, this Agreement. Neither the Administrator nor the Paying Agent shall have any right of set-off with respect to the Collection Account or any investment therein, whether or not commingled, and the Paying Agent hereby irrevocably waives any and all such rights.

          (b)  Depository Accounts and Cityside Account.  Servicer may maintain
               ----------------------------------------
     one or more deposit accounts (herein the "Depository Accounts") into which
                                               -------------------
     Collections shall initially be deposited. Servicer shall deposit all such Collections in a Depository Account before the close of business on the day after the day of receipt thereof by the Servicer. Not later than the close of business on the Business Day following the day on which Collections are deposited to a Depository Account, Servicer shall cause such Collections to be transferred to a separate deposit account maintained by the Paying Agent for the account of Seller and Purchasers (herein the "Cityside Account"). Servicer shall identify and post all Collections
          ----------------
     of Pool Receivables so transferred to the Cityside Account and remit such Collections to the Paying Agent not later than 1:00 p.m., Minneapolis time,
     (i) prior to the occurrence of a Liquidation Event, on the next occurring Collections Remittance Day and (ii) after the occurrence of a Liquidation Event, on the same day of deposit thereof to the Cityside Account; and the Paying Agent, after receipt of such amounts from the Servicer, shall deposit such Collections into the Collection Account. The Depository Accounts may be established in Servicer's name and Collections held therein may be commingled with other collections received by Servicer, but the Servicer shall deliver to the bank in which such account is maintained a notice letter in substantially the form of Exhibit 3.01(b) hereto (each a
                                                ---------------
     "Depository Letter"). The Cityside Account shall be established in the name of the Servicer for the benefit of Purchasers and Seller and Collections held therein may be commingled with other collections received by the Servicer. The Cityside Account shall be subject to a segregation agreement giving the Paying Agent, in its separate capacity as segregation agent thereunder, the right, upon the occurrence of a Liquidation Event or a Servicer Transfer Event, to review all deposits therein and make a determination and allocation as to which such deposits constitute Collections of Pool Receivables. Servicer shall be permitted access to the Depository Accounts and the Cityside Account until the occurrence of a Liquidation Event or a Servicer Transfer Event and receipt of notice from the Administrator, the Paying Agent, the Relationship Bank or Subordinated Purchaser, with a copy to each other party hereto, that Servicer shall no longer be permitted such access; such notice to be sent in the sole and absolute discretion of the Person sending same.

          (c)  Administration of Payments.  Unless otherwise advised by Servicer
               --------------------------
     in writing, the Paying Agent shall assume that any amount remitted to it by Servicer is to be deposited into the Collection Account pursuant to Section
                                                                         -------
     3.03.  The Paying Agent may establish from time to time such deadline or
     ----
     deadlines as it shall determine are reasonable or necessary in the administration hereof after which all amounts received or collected by the Paying Agent on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

          (d)  Investments.  Pursuant to one or more Seller Orders received from
               -----------
     Seller, all or a portion of the amounts in the Collection Account shall be invested and reinvested by the Paying Agent in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in

     Section 3.01(f), each such Seller Order may authorize the Paying Agent to
     ---------------
     make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by facsimile transmission from the employees or agents of Seller or the Servicer, as the case may be, identified therein, in each case in such amounts as such Seller Order shall specify. Seller agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account. Each of Seller and Servicer agrees to give appropriate and timely investment directions to the Paying Agent so that there will not be more than two Business Days in any one calendar year at the end of which funds in the Collection Account are not invested, directly or indirectly, pursuant to a Seller Order in Eligible Investments that mature on or after the opening of business on the next Business Day.

          (e)  Investments in the Absence of a Seller Order.  In the event that
               --------------------------------------------
     (i) Seller shall have failed to give investment directions to the Paying Agent by 9:30 A.M. Minneapolis, Minnesota, time on any Business Day on which there may be uninvested cash or (ii) a Liquidation Event or Unmatured Liquidation Event shall have occurred and be continuing, then the Paying Agent shall invest such funds in Eligible Investments as directed by the Administrator and the Subordinated Purchaser, or, if no such directions are given, in Eligible Investments described in clause (e) of the definition
                                                 ----------
     thereof. All investments made by the Paying Agent shall mature no later than the maturity date therefor permitted by Section 3.01(f).
                                                  ---------------

          (f)  Maturity of Investments.  No investment of any amount held in the
               -----------------------
     Collection Account shall mature later than the Business Day immediately preceding the Settlement Date which is scheduled to occur immediately following the date of investment for application in accordance with the provisions of this Agreement. All income or other gains from the investment of moneys deposited in the Collection Account shall be deposited by the Paying Agent in such account immediately upon receipt. Any net loss (determined on a month by month basis) resulting from such investment of amounts in the Collection Account shall be charged to Seller, which, upon notice thereof by the Paying Agent, shall reimburse the Collection Account for such loss.

          (g)  Form of Investment.  Any investment of funds in the Collection
               ------------------
     Account shall be made under the following terms and conditions:

               (i) each such investment shall be made in the name of the Paying Agent (in its capacity as such) or in the name of a nominee of the Paying Agent; and

               (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Paying Agent or its agent and the Paying Agent shall have sole possession of such instrument, and all income on such investment.

          (h)  Paying Agent Not Liable.  The Paying Agent shall not in any way
               -----------------------
     be held liable by reason of any insufficiency in the Collection Account resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Paying Agent shall at
             ------------
     all times remain liable for its own debt obligations, if any, constituting part of such investments). The Paying Agent shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds
                                                   ------------
     that it could have made a more favorable investment.

          (i)  Reduction of Purchasers' Investment.  Neither  Purchaser's
               -----------------------------------
     Investment shall be reduced by the amount of Collections deposited in the Collection Account unless and until such Collections are actually delivered to the Administrator (with respect to the Senior Interest) and Subordinated Purchaser (with respect to the Subordinated Interest) pursuant hereto and applied to the reduction of a Purchaser's Investment in accordance herewith.

     SECTION 3.02.  Collection of Moneys.  If at any time Seller or Servicer
                    --------------------
shall receive any payment on or in respect of any Receivable or Contract or the related Financed Vehicle, it shall hold such payment in trust for the benefit of Purchasers, shall segregate such payment from the other property of Seller, and shall, promptly upon receipt, deliver such payment in the form received to the Servicer for deposit to the Cityside Account.

     SECTION 3.03.  Collection Account.
                    ------------------

          (a)  Deposits.  The amounts to be deposited in the Collection Account
               --------
     by the Paying Agent shall include, but not be limited to, the following:

               (i) any and all Collections and other payments in respect of Receivables, related Contracts, Related Security and the related Financed Vehicles;

               (ii) all amounts transferred from the Cityside Account in accordance with Section 3.01(b);
                          ---------------

               (iii)  each Servicer Advance pursuant to Section 3.07 (to the
                                                        ------------
          extent not previously deposited to the Cityside Account and transferred pursuant to clause (ii) above);

               (iv)  all amounts paid pursuant to Section 3.06 and all
                                                  ------------
          Indemnified Amounts paid by Seller or Servicer for Receivables required to be repurchased on account of a breach of representation or warranty with respect thereto or for any other reason; and

               (v) all State Street Net Swap Payments paid by Norwest to State Street Bank, if any, it being understood that pursuant to the State Street Interest Rate Agreement all such State Street Net Swap Payments are to be remitted by Norwest to the Paying Agent for deposit to the Collection Account on each Settlement Date; and

               (vi) all Servicer Net Swap Payments payable by Norwest to Servicer, if any, it being understood that pursuant to the Servicer Interest Rate Agreement all Servicer Net Swap Payments payable to Servicer are to be remitted by Norwest to the Paying Agent for deposit to the Collection Account on each Settlement Date.

          (b)  Settlement Procedures.  The parties hereto will take the
               ---------------------
     following actions with respect to each Settlement Period:

               (i)  Earned Discount and Interest Amount Due; Information
                    ----------------------------------------------------
          Package.  On or prior to the third Business Day following the Cut-Off
          -------
          Date for such Settlement Period, the Administrator will notify Servicer of the Earned Discount accrued during such Settlement Period and the Relationship Bank shall notify Servicer of the Interest Amount accrued during such Settlement Period. On or prior to the fourth Business Day following the Cut-Off Date for such Settlement Period, Servicer shall deliver to the Relationship Bank a hard copy of the certificate and related information described in Exhibit 3.03(b)
                                                           ---------------
          (each, an "Information Package"), and shall also transfer such
                     -------------------
          information by electronic data transmission or deliver to the Relationship Bank a computer tape or diskette containing such information. The Relationship Bank shall deliver such Information Package to the Administrator via diskette or other electronic data transmission on or prior to the next Business Day after receipt thereof from the Servicer.

               (ii)  Settlement Date Procedures - No Liquidation Event.  Unless
                     -------------------------------------------------
          the Paying Agent has actual knowledge that a Liquidation Event has occurred and is continuing, amounts on deposit in the Collection Account on any Settlement Date shall be withdrawn from the Collection Account, in the amounts required, for application in the following order of priority:

                    first, an amount equal to the theretofore accrued and unpaid
                    -----
               Servicer Advances shall be paid to Servicer;

                    second, an amount equal to any unpaid Paying Agent fees,
                    ------
               Custodian fees and Back-Up Servicer fees accrued with respect to the preceding Settlement Period, plus any theretofore accrued and
                                                ----
               unpaid Paying Agent fees, Custodian fees and Back-Up Servicer fees not paid when due on any prior Settlement Date, shall be paid to the Paying Agent, Custodian or Back-Up Servicer as the case may be;

                    third, if Cityside or any Affiliate of Cityside is not the
                    -----
               Servicer, an amount equal to the unpaid Servicer's Fee accrued with respect to such Settlement Date shall be paid to Servicer;

                    fourth, an amount equal to the unpaid Earned Discount and
                    ------
               Program Fee in respect of the Senior Interest accrued during the preceding Settlement Period, plus any theretofore accrued and
                                            ----
               unpaid Earned Discount and Program Fee in respect of the Senior
               Interest not paid when due on any prior Settlement Date, together with Default Interest thereon, shall be paid to the Administrator for the account of Senior Purchaser;

                    fifth, an amount equal to the unpaid Interest Amount and
                    -----
               Program Fee in respect of the Subordinated Interest accrued during the preceding Settlement Period, plus any theretofore
                                                       ----
               accrued and unpaid Interest Amount and Program Fee in respect of the Subordinated Interest not paid when due on any prior Settlement Date, together with Default Interest thereon, shall be paid to Subordinated Purchaser;

                    sixth, an amount equal to the Senior Percentage of all
                    -----
               Principal Collections received (or deemed received) during the preceding Settlement Period, plus to the extent the Senior
                                            ----
               Investment is not in compliance with the limitations described in

               Section 1.01(b)(i), the amount necessary to reduce the Senior
               ------------------
               Investment to effect such compliance, shall be paid to the Administrator for the account of Senior Purchaser;

                    seventh, an amount equal to the Subordinated Percentage of
                    -------
               all Principal Collections received (or deemed received) during the preceding Settlement Period, plus to the extent the
                                                 ----
               Subordinated Investment is not in compliance with the limitations described in Section 1.01(b)(ii), the amount necessary to reduce
                            -------------------
               the Subordinated Investment to effect such compliance, shall be paid to Subordinated Purchaser;

                    eighth, an amount equal to any other amounts due and owing
                    ------
               to the Administrator, the Relationship Bank or either Purchaser pursuant to this Agreement shall be paid to the Administrator, the Relationship Bank or such Purchaser, as the case may be;

                    ninth, if Cityside or any Affiliate of Cityside is Servicer,
                    -----
               an amount equal to the unpaid Servicer's Fee with respect to such Settlement Date shall be paid to Servicer; and

                    tenth, any remaining amounts shall be paid to Seller;
                    -----
               provided, that if the Paying Agent has actual knowledge that a
               --------
               Liquidation Event has occurred and is continuing, all remaining amounts shall be deposited in the Collection Account.

               (iii)  Settlement Date Procedures - Liquidation Event.  If the
                      ----------------------------------------------
          Paying Agent has actual knowledge that a Liquidation Event has occurred and is continuing, amounts on deposit in the Collection Account on any Settlement Date shall be withdrawn from the Collection Account, in the amounts required, for application in the following order of priority:

                    first, an amount equal to the theretofore accrued and unpaid
                    -----
               Servicer Advances shall be paid to the Servicer;

                    second, an amount equal to the accrued Paying Agent fees,
                    ------
               Custodian fees and Back-Up Servicer fees accrued with respect to the preceding Settlement Period, plus any theretofore accrued and
                                                ----
               unpaid Paying Agent fees, Custodian fees and Back-Up Servicer fees not paid when due on any prior Settlement Date, shall be paid to the Paying Agent, Custodian or Back-Up Servicer, as the case may be;

                    third, if Cityside or any Affiliate of Cityside is not
                    -----
               Servicer, an amount equal to the unpaid Servicer's Fee accrued with respect to such Settlement Date shall be paid to Servicer;

                    fourth, an amount equal to the unpaid Earned Discount and
                    ------
               Program Fee in respect of the Senior Interest accrued during the preceding Settlement Period, plus any theretofore accrued and
                                            ----
               unpaid Earned Discount and Program Fee in respect of the Senior
               Interest not paid when due on any prior Settlement Date, together with Default Interest thereon, shall be paid to the Administrator for the account of Senior Purchaser;

                    fifth, if the Senior Investment is in excess of the Senior
                    -----
               Investment Limit, the amount necessary to reduce the Senior Investment to effect compliance with such Senior Investment Limit shall be paid to the Administrator for the account of Senior Purchaser;

                    sixth, an amount equal to the unpaid Interest Amount and
                    -----
               Program Fee in respect of the Subordinated Interest accrued during the preceding Settlement Period, plus any portion of the
                                                       ----
               Interest Amount and Program Fee in respect of the Subordinated Interest not paid when due on any prior Settlement Date, together with Default Interest thereon, shall be paid to Subordinated Purchaser;

                    seventh, an amount equal to the Senior Percentage of any and
                    -------
               all remaining amounts constituting Collections received (or deemed received) during the preceding Settlement Period shall be paid to the Administrator for the account of Senior Purchaser until the Senior Investment shall be reduced to zero;

                    eighth, an amount equal to the Subordinated Percentage of
                    ------
               any and all remaining amounts constituting Collections received (or deemed received) during the preceding Settlement Period shall be paid to Subordinated Purchaser until the Subordinated Investment shall be reduced to zero;

                    ninth, an amount equal to any other amounts due and owing to
                    -----
               the Administrator, the Relationship Bank or either Purchaser pursuant to this Agreement shall be paid to the Administrator, the Relationship Bank or such Purchaser, as the case may be; and

                    tenth, if Cityside or any Affiliate of Cityside is Servicer,
                    -----
               an amount equal to the unpaid Servicer's Fee with respect to such Settlement Date shall be paid to Servicer;

                    eleventh, any remaining amounts shall be paid to Seller.
                    --------

               (iv)  Certain Payments.  If at any time any amount or portion
                     ----------------
          thereof previously distributed pursuant to this Section 3.03 shall
                                                          ------------
          have been recovered, or shall be subject to recovery, in any proceeding with respect to Seller, Servicer or otherwise, then for purposes of determining future distributions pursuant to this Section
                                                                        -------
          3.03 such amount or portion thereof shall be deemed to have not been
          ----
          previously so distributed.

               (v)  Senior Purchaser Application.  All amounts paid to the
                    ----------------------------
          Administrator for the account of Senior Purchaser pursuant to Sections
                                                                        --------
          3.03(b)(ii) and (iii) in respect of Earned Discount and in reduction
          -----------     -----
          of the Senior Investment shall be allocated by the Administrator in the following order of priority:

                    (A)  first, to all interest on, and all principal of,
                         -----
               outstanding Liquidity Purchases, until reduced to zero;

                    (B)  second, to all interest on, and principal of,
                         ------
               outstanding Commercial Paper Notes issued to fund the Senior Interest, or a portion thereof, until reduced to zero; and

                    (C)  third, to all interest on, and principal of,
                         -----
               outstanding Credit Draws used to fund the

               Senior Interest, or a portion thereof, until reduced to zero.

               (vi)  Non-Distribution of Servicer's Fee.  The Administrator, the
                     ----------------------------------
          Relationship Bank and Purchasers hereby consent (which consent may be revoked at any time) to Servicer's retention of the Servicer's Fee out of Collections prior to deposit in the Collection Account, and as a result thereof no distribution shall be made in respect of Servicer's Fee pursuant to Sections 3.03(b)(ii) or (iii) above. At any time,
                          --------------------    -----
          upon written notice to Servicer, the right to retain the Servicer's Fee as provided above may be withdrawn by any of the Administrator, the Relationship Bank or any Purchaser.

     SECTION 3.04.  Deemed Collections.  If on any day an event set forth in
                    ------------------
clause (a), (b) or (c) below shall have occurred with respect to a Pool
----------  ---    ---
Receivable, then, on such day, Seller shall be deemed to have received a Collection of such Pool Receivable (x) in the case of clause (a), in the amount
                                                      ----------
of such reduction or cancellation or the difference between the actual Unpaid Balance of such Pool Receivable and the amount included in calculating its Net Receivable Balance, as applicable, (y) in the case of clause (b), in the amount
                                                      ----------
of the Unpaid Balance of such Pool Receivable and (z) in the case of clause (c),
                                                                     ----------
in the amount of the Unpaid Balance of such Chapter 7 Receivable. For purposes of the foregoing, a deemed Collection shall have occurred if:

          (a)  Reduction or Cancellation of Receivable.  With respect to any
               ---------------------------------------
     Pool Receivable, the Unpaid Balance of any Pool Receivable is:

               (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, or any adjustment by Seller or any Affiliate of Seller (other than any adjustment permitted by Section 8.02(b)(i) unless the Administrator or the Subordinated
             ------------------
          Purchaser shall reasonably object thereto within 30 days of being informed thereof), or

             (ii) reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof against Seller or any Affiliate of Seller (whether such claim arises out of the same or a related or an unrelated transaction), or

            (iii) reduced on account of the obligation of Seller to pay to the related Obligor any rebate or refund, or

             (iv) less than the amount included in calculating the Net Receivables Balance as of the Cut-Off Date for purposes of any Information Package; or

          (b)  Breach of Representations or Warranties Regarding Receivable.
               ------------------------------------------------------------
     With respect to any Pool Receivable, any of the representations or warranties of Seller set forth in Section 6.01(l) or (p) were not true when
                                       ---------------    ---
     made or any of the representations or warranties of Seller set forth in

     Section 6.01(l) are no longer true (except to the extent any such
     ---------------
     representation or warranty as to title is no longer true as a result of transfer of an undivided ownership interest in such Pool Receivable to the Purchasers pursuant to this Agreement); or

          (c)  Chapter 7 Receivable Limit.  With respect to any Chapter 7
               --------------------------
     Receivable, the Unpaid Balance thereof, when added to the Unpaid Balance of all other Chapter 7 Receivables, exceeds 2% of the Net Receivable Balance of the entire Receivables Pool.

     SECTION 3.05.  Payments and Computations, Etc.
                    ------------------------------

          (a)  Payments.  All amounts to be paid to the Administrator,
               --------
     Subordinated Purchaser or any other Person hereunder (other than amounts payable under Section 4.02) shall be paid or deposited in accordance with
                   ------------
     the terms hereof no later than 11:00 a.m. (New York time) on the day when due in lawful money of the United States of America in same day funds (i) in the case of amounts to be paid or deposited in respect of accrued and unpaid Earned Discount or in reduction of the Senior Investment, to the Collateral Agent at The First National Bank of Chicago, ABA No. 071000013, Clearing Account No. 4811-5377, for further credit to Account No. 21-201949-7, reference Clipper Receivables Corporation, Attention: Melissa Weisman, (ii) in the case of all Program Fees and other fees, expenses and amounts (other than amounts payable under Section 4.02) payable in respect
                                               ------------
     of the Senior Interest, to the Administrator at State Street Bank and Trust Company, ABA No. 011000028, Account No. 13585872/Clipper Receivables Corporation, Attention: Ken Whittmore, extension 4-3844, Ref. Route Code 5, Function 5, for distribution to Senior Purchaser and (iii) in the case of amounts to be paid or deposited in respect of accrued and unpaid Interest Amount or Program Fee payable in respect of the Subordinated Interest or in reduction of the Subordinated Investment, to Subordinated Purchaser at Norwest Bank Minnesota, National Association,for further credit to CLO Clearing Account No. 840-165, Reference: Cityside.

          (b)  Late Payments.  Seller or Servicer, as applicable, shall pay to
               -------------
     Purchasers additional interest (herein "Default Interest") on all amounts
                                             ----------------
     not paid or deposited when due hereunder at a rate per annum equal to 2%
                                                        --- -----
     above the Alternate Base Rate, payable on demand; provided, however, that
                                                       --------  -------
     such interest rate shall not at any time exceed the maximum rate permitted by applicable law. For purposes of this Section 3.05(b), any portion of
                                              ---------------
     the Earned Discount, Interest Amount or Program Fee payable with respect to a Settlement Period which is not paid on the related Settlement Date therefor shall be deemed not paid when due and shall be subject to accrual of Default Interest as provided above.

          (c)  Method of Computation.  All computations of interest, Earned
               ---------------------
     Discount, Interest Amount, Program Fees, Arrangement Fees, and any other fees payable by Seller to the Purchasers, the Administrator or the Relationship Bank in connection with Purchases hereunder shall be made on the basis of a year of 360 days and the actual number of days (including the first day but excluding the last day) elapsed.

     SECTION 3.06.  Treatment of Collections and Deemed Collections.  Seller
                    -----------------------------------------------
shall forthwith deliver to Servicer all Collections deemed received by Seller pursuant to Section 3.04, and Servicer shall deposit such Collections to the
            ------------
Cityside Account to the same extent as if such Collections had actually been received on the date of such delivery to Servicer. So long as Seller shall hold any Collections or deemed Collections required to be paid to Servicer, the Administrator or Collateral Agent, it shall hold such Collections in trust and shall clearly mark its records to reflect such trust; provided that unless the
                                                      --------
Administrator or the Relationship Bank shall request it to do so in writing, Seller shall not be required to hold such Collections in a separate deposit account containing only such Collections.

     SECTION 3.07.  Servicer Advances.  On any Settlement Date, with respect to
                    -----------------
the distributions required to be made on such Settlement Date pursuant to

Section 3.03 hereunder, the Servicer shall make one or more advances in an
------------
amount or amounts equal to all accrued interest in respect of Pool Receivables which became due during the related Settlement Period but which was not paid on or prior to the applicable Cut-Off Date (each such advance, a "Servicer
                                                               --------
Advance"); provided that, Servicer shall make no such advance if (a) the related
           -------------
Receivable has become a Delinquent Receivable or (b) it has reasonably determined in good faith that the amount of such Servicer Advance is not recoverable by it from anticipated future payments to be received on account of such Pool Receivable.

     SECTION 3.08.  Repurchases.
                    -----------

          (a) If at any time the sum of the Senior Investment and the Subordinated Investment shall be equal to or be less than 10% of the Facility Amount then in effect, Seller shall be entitled on the next succeeding Settlement Date to repurchase the Senior Interest and the Subordinated Interest. Seller shall give the Administrator, the Paying Agent, the Relationship Bank and Subordinated Purchaser at least thirty Business Days' prior written notice of such repurchase and upon payment of the repurchase price therefor, as hereinafter provided, Purchasers shall be obligated to reconvey their respective Purchasers' Interests to Seller pursuant to an assignment acceptable to the parties, but without recourse, representation or warranty except that the interest assigned is free of offset, liens and other encumbrances created by or through the assignor. Seller shall pay such repurchase price in cash to the Paying Agent for the benefit of Purchasers in an amount equal to the sum of (i) the amount of any unreimbursed Servicer Advances, (ii) accrued and unpaid Earned Discount and Program Fee in respect of the Senior Interest, (iii) accrued and unpaid Interest Amount and Program Fee in respect of the Subordinated Interest,
     (iv) the Senior Investment and the Subordinated Investment, (v) the aggregate of any other obligations then owed hereunder by Seller in respect of clauses (i) - (iv) above and (vi) accrued and unpaid Servicing Fee
        ------------------
     payable with respect to such Purchasers' Interests. Upon receipt of the aforesaid repurchase price, the Paying Agent shall distribute it (i) to Servicer in repayment of any unreimbursed Servicer Advances, (ii) to Purchasers as owners of the Purchasers' Interests (a) in payment of the Earned Discount, Program Fees and Interest Amount for such Purchasers' Interests, (b) in reduction of the Senior Investment and the Subordinated Investment and (c) in payment of any other amounts owed by Seller to Purchasers, Relationship Bank or Administrator hereunder, in each case until reduced to zero, and (iii) thereafter to Servicer in payment of the accrued and unpaid Servicing Fee, also until reduced to zero; it being
                                                                   -- -----
     understood that, in the case of any Asset Tranche of Senior Purchaser or
     ---------- ----
     portion of the Subordinated Interest having a related maturity or Yield Period extending beyond such next succeeding Settlement Date, Seller shall be entitled (other than in accordance with Section 4.3) only to repurchase
                                                -----------
     such Asset Tranche or Subordinated Interest upon the maturity thereof or upon expiration of the related Yield Period therefor.

                                 ARTICLE IV

                                 FEES AND YIELD PROTECTION

     SECTION 4.01.  Fees.  Seller shall pay (a) to the Relationship Bank an
                    ----
arrangement fee (herein the "Arrangement Fee") payable upon execution of this
                             ---------------
Agreement,  and (b) to each Purchaser on-going program fees (herein the "Program
                                                                         -------
Fee") payable on each Settlement Date, in the respective amounts determined in
---
accordance with a fee letter of even date herewith by and among Seller, the Relationship Bank and the Administrator.

     SECTION 4.02.  Yield Protection.
                    ----------------

          (a) If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof

               (A) shall subject an Affected Party to any tax, duty or other charge with respect to any Purchaser's Interest owned by or funded by it, or any obligations or right to make Purchases or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any Purchaser's Investment, Earned Discount or Interest Amount owned by, owed to or funded in whole or in part by it or any other amounts due under this Agreement in respect of any Purchaser's Interest owned by or funded by it or its obligations or rights, if any, to make Purchases or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

               (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Earned Discount or Interest Amount), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

               (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

               (D) shall impose any other condition affecting any Purchaser's Interest owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Purchases or to provide funding therefor; or

               (E) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses, deposit insurance premiums or similar charges;

     and the result of any of the foregoing is or would be

               (x) to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) (i) an Affected Party funding or making or maintaining any Purchases, any purchases, reinvestments, or loans or other extensions of credit under the Liquidity Agreement, or any Credit Draw, or any commitment of such Affected Party with respect to any of the foregoing, or (ii) the Administrator, the Relationship Bank or Subordinated Purchaser for continuing its, Cityside's or Seller's relationship with any Purchaser,

               (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, or under the Liquidity Agreement or the Credit Agreement with respect thereto, or

               (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then upon written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased costs or reductions occurring from and after the 90th day following such written demand to Seller. Seller, at its option following receipt of any such demand, may replace the Affected Party with a Person of comparable financial strength and capability of such Affected Party, provided that such replacement Person shall in all events be acceptable to the Relationship Bank, the Administrator and each Purchaser, in the respective sole discretion of each thereof.

          (b) Each Affected Party will promptly notify Seller and the Administrator of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02.
                                                          ------------

          (c)  In determining any amount provided for or referred to in this

     Section 4.02, an Affected Party may use any reasonable averaging and
     ------------
     attribution methods that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.02 shall submit
                                                       ------------
     to Seller a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon Seller.

     SECTION 4.03.  Funding Losses.  In the event that any Liquidity Bank or the
                    --------------
Subordinated Purchaser shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Bank or the Subordinated Purchaser to make any Liquidity Purchase or maintain any Liquidity Purchase and/or the Subordinated Investment, respectively) as a result of (i) any settlement with respect to Senior Purchaser's Tranche Investment of any Asset Tranche funded by a Liquidity Purchase being made on any day other than the scheduled last day of an applicable Yield Period with respect thereto, (ii) any settlement with respect to Subordinated Purchaser's Investment being made on any day other than the scheduled last day of an applicable Yield Period with respect thereto, or
(iii) any Purchase not being made in accordance with a request therefor under
Section 1.02, then, upon written notice from the Administrator or Subordinated
------------
Purchaser to Seller and Servicer, Seller shall pay to Servicer, and Servicer shall pay to the Administrator and/or Subordinated Purchaser, as applicable, for the account of such Liquidity Bank or Subordinated Purchaser, as applicable, the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Seller and Servicer.

                                   ARTICLE V
                            CONDITIONS OF PURCHASES

     SECTION 5.01.  Conditions Precedent to Initial Purchase.  The initial
                    ----------------------------------------
Purchase hereunder is subject to the condition precedent that the Administrator and the Subordinated Purchaser shall have received, on or before the date of such Purchase, the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Administrator and the Subordinated Purchaser:

          (a) copies of the resolutions of the boards of directors of Seller, Servicer and CHR, respectively, approving this Agreement and the other Transaction Documents to be delivered hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of each such company;

          (b) a good standing certificate for Seller issued by the Secretary of State of Minnesota; for the Servicer issued by the Secretary of State of Wisconsin, and for CHR issued by the Secretary of State of Minnesota.

          (c) a certificate of the Secretary or Assistant Secretary of each of Seller, Servicer and CHR certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and/or the other Transaction Documents to be delivered by it hereunder (on which certificate the Administrator, the Relationship Bank and the Purchasers may conclusively rely until such time as each of them shall receive from Seller, Servicer or CHR a revised certificate meeting the requirements of this subsection (c));
          --------------

          (d) the Articles of Incorporation of each of Seller, Servicer and CHR duly certified by the Secretary of State of their respective states of incorporation, as of a recent date acceptable to Administrator, together with a copy of the by-laws of each of Seller, Servicer and CHR duly certified by the Secretary or an Assistant Secretary thereof;

          (e)  acknowledgment copies of proper financing statements (Form UCC-
     1), filed on or prior to the date of the initial Purchase, naming Seller as the debtor and seller of Receivables or an undivided interest therein and each Purchaser as the secured party and purchaser, and naming Cityside as the debtor and seller of Receivables, Seller as the secured party and purchaser and Purchasers as assignees of Seller's position, or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrator, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Purchasers' Interests in the Property;

          (f) a search report provided in writing to the Administrator by CSR Networks or Cityside listing all effective financing statements that name Seller as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (e) above and in such other jurisdictions that
                 --------------
     Administrator shall reasonably request, together with copies of such financing statements (none of which shall cover any Property);

          (g) evidence of the establishment of Depository Accounts, together with duly executed copies of Depository Letters with respect to each such Depository Account; evidence of the establishment of the Cityside Account, together with an appropriate segregation agreement as contemplated in
     Section 3.01(b); and evidence of the establishment of the Collection
     ---------------
     Account;

          (h) a favorable opinion of Dorsey & Whitney, counsel to Seller and Servicer, in substantially the form of Exhibit 5.01(h-1) and a favorable
                                            -----------------
     opinion of Dorsey & Whitney counsel to CHR, in substantially the form of

     Exhibit 5.01(h-2);
     -----------------

          (i) such sublicenses as the Administrator shall require with regard to all computer programs leased by Seller and used in the servicing of the Receivables Pool;

          (j) such powers of attorney as the Administrator shall reasonably request to enable the Administrator to collect all amounts due under any and all Pool Receivables;

          (k)  a pro forma Information Package, prepared in respect of the
                 --- -----
     proposed initial Purchase, assuming a Purchase Cut-Off Date of October 11, 1995, together with a computer file containing all account information with respect thereto;

          (l) a report in form and substance satisfactory to the Administrator from the Relationship Bank as to a pre-closing due diligence audit of Seller by the Relationship Bank;

          (m) the Liquidity Agreement, duly executed by Purchaser, the Liquidity Agent and each Liquidity Bank;

          (n) a Back-Up Servicing Agreement, duly executed by the Back-Up Servicer and the other parties thereto;

          (o) written approval by the Credit Bank of this Agreement and the transactions contemplated hereby;

          (p) letters from the rating agencies then rating the Commercial Paper Notes, confirming that the existing ratings of the Commercial Paper Notes will remain in effect after giving effect to the transactions contemplated hereby;

          (q) favorable "non-substantive consolidation" and "true sale" opinions issued by counsel to the Seller;

          (r) the Senior Purchaser Interest Rate Agreement, in form and content acceptable to Senior Purchaser and State Street Capital, the State Street Interest Rate Agreement, in form and content acceptable to State Street Capital and Norwest and the Servicer Interest Rate Agreement, in form and content acceptable to the Relationship Bank, each duly executed by the parties thereto;

          (s) copies of the Credit and Collection Policy pursuant to which Seller will purchase Receivables from originators thereof and the approved Contract forms which will evidence Eligible Receivables, together with copies of all computer programs used by the Servicer in administration of its servicing functions contemplated in this Agreement;

          (t)  the CHR Support Agreement, duly executed by CHR;

          (u) the Custodial Agreement, duly executed by the Custodian and the other parties thereto;

          (v) the Purchase and Sale Agreement, duly executed by Cityside, in its capacity as originator of the Receivables, and Seller, as purchaser thereof; and

          (v) such other or further documents as either Purchaser, the Administrator or the Relationship Bank may reasonably require.

     SECTION 5.02.  Conditions Precedent to All Purchases.  Each Purchase
                    -------------------------------------
(including the initial Purchase) hereunder shall be subject to the further conditions precedent that on the date of such Purchase the following statements shall be true (and Seller by accepting the amount of such Purchase shall be deemed to have certified that):

          (a)  the representations and warranties contained in Section 6.01 are
                                                               ------------
     correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day;

          (b) for each Contract described in the related Purchase Notice, a fully executed Contract and complete Contract File shall have been delivered to, and accepted by, the Custodian;

          (c) no event has occurred and is continuing, or would result from such Purchase, that constitutes a Liquidation Event or Unmatured Liquidation Event;

          (d) after giving effect to each proposed Purchase, the Senior Investment will not exceed the Senior Purchase Limit, the Subordinated Investment will not exceed the Subordinated Purchase Limit and the Purchaser's Interest of each Purchaser, respectively, expressed as a percentage of Net Receivables Balance, will not exceed its respective Investment Limit; and

          (e)  the Termination Date shall not have occurred.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.01.  Representations and Warranties of Seller.  Seller represents
                    ----------------------------------------
and warrants as follows:

          (a)  Organization and Good Standing.  Seller has been duly organized
               ------------------------------
     and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Pool Receivables.

          (b)  Due Qualification.  Seller is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

          (c)  Power and Authority; Due Authorization.  Seller (i) has all
               --------------------------------------
     necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents, and (C) sell and assign the Purchaser's Interests on the terms and conditions herein provided and
     (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents and the sale and assignment of the Purchaser's Interests on the terms and conditions herein provided.

          (d)  Valid Sale; Binding Obligations.  This Agreement constitutes a
               -------------------------------
     valid sale, transfer, and assignment of the Purchaser's Interests to the Purchasers, respectively, enforceable against creditors of, and purchasers from, Seller;

     and this Agreement constitutes, and each other Transaction Document to be signed by Seller when duly executed and delivered will constitute, a legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the transactions contemplated
               ------------
     by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of Seller, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of Seller's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or
     (iii) violate any law or any order, rule, or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Seller or any of its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
     pending, or to Seller's knowledge threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the sale and assignment of any Purchaser's Interest or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that might have a Material Adverse Effect or seeking to adversely affect the federal income tax attributes of the Purchases hereunder.

          (g)  Bulk Sales Act.  No transaction contemplated hereby requires
               --------------
     compliance with any bulk sales act or similar law.

          (h)  Government Approvals.  No authorization or approval or other
               --------------------
     action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Seller of this Agreement or any other Transaction Document, except for the filing of the UCC financing
                                 ------
     statements referred to in Article V, all of which, at the time required in
                               ---------
     Article V, shall have been duly made and shall be in full force and effect.
     ---------

          (i)  Financial Condition.  (i) The consolidated balance sheets of CHR
               -------------------
     and Servicer, respectively, and their consolidated subsidiaries as at December 31, 1994, and the related statements of income and shareholders' equity of CHR and Servicer, respectively, and their consolidated subsidiaries for the fiscal year then ended, certified by Arthur Andersen & Co., independent certified public accountants, copies of which have been furnished to the Administrator, fairly present the consolidated financial condition, business, business prospects and operations of such companies and their consolidated subsidiaries as at such date and the consolidated results of the operations of such companies and their consolidated subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and (ii) since December 31, 1994 there has been no material adverse change in any such condition, business, business prospects or operations except as described in Schedule 6.01(i).
                  ----------------

          (j)  Litigation.  No injunction, decree or other decision has been
               ----------
     issued or made by any court, governmental agency or instrumentality thereof that prevents, and no threat by any person has been made to attempt to obtain any such decision that would prevent, Seller from conducting a significant part of its business operations, except as described in

     Schedule 6.01(j).
     ----------------

          (k)  Margin Regulations.  The use of all funds obtained by Seller
               ------------------
     under this Agreement will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (l)  Quality of Title.  Each Pool Receivable, together with the
               ----------------
     related Contract and all purchase orders and other agreements related to such Pool Receivable, is owned by Seller free and clear of any lien (other than any lien arising solely as the result of any action taken by a Purchaser (or any assignee thereof) or by the Administrator); when any Purchaser makes a Purchase, it shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority undivided percentage ownership interest to the extent of the Purchaser's Interest purchased by it in each Pool Receivable, each related Contract, the Related Security and Collections with respect thereto, free and clear of any lien (other than any lien arising solely as the result of any action taken by a Purchaser (or any assignee thereof) or by the Administrator); and no financing statement or other instrument similar in effect showing either Seller or Cityside as debtor/seller and covering any Pool Receivable, any interest therein, the related Contracts, the Related Security or Collections with respect thereto is on file in any recording office except such as may be filed (i) in favor of Seller in accordance with the Purchaser and Sale Agreement, (ii) in favor of the Custodian, Purchasers or the Administrator in accordance with this Agreement or in connection with any lien arising solely as the result of any action taken by a Purchaser (or any assignee thereof) or by the Administrator, or (iii) in favor of the Back-Up Purchaser in accordance with the Liquidity Agreement.

          (m)  Accurate Reports.  No Information Package (if prepared by Seller
               ----------------
     or its Affiliate, or to the extent information therein was supplied by Seller or its Affiliate) or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of Seller or its Affiliates to the Administrator, Purchasers or the Relationship Bank in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Administrator, Purchasers, and the Relationship Bank at such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (n)  Offices.  The chief place of business and chief executive office
               -------
     of Seller are located at the address of Seller referred to in Section
                                                                   -------
     13.02, and the offices where Seller keeps all its books, records and documents evidencing Pool Receivables, the related Contracts and all purchase orders and other agreements related to such Pool Receivables are located at the addresses specified in Schedule 6.01(n) (or at such other
                                           ----------------
     locations, notified to the Administrator in accordance with Section
                                                                 -------
     7.01(f), in jurisdictions where all action required by Section 8.05 has
                                                            ------------
     been taken and completed).

          (o)  Depository Accounts.  The names and addresses of all the
               -------------------
     Depository Banks, together with the account numbers of the Depository Accounts and the Cityside Account at such Depository Banks, are specified in Schedule 6.01(o) (or have been notified to the Administrator and the
        ----------------
     Relationship Bank in accordance with Section 7.03(d)).
                                          ---------------

          (p)  Eligible Receivables.  Each Receivable included in the Net
               --------------------
     Receivables Balance as an Eligible Receivable on any Purchase Date shall be an Eligible Receivable on such date.

          (q)  Servicing Programs.  No license or approval is required for the
               ------------------
     Administrator's use of any program used by Servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect.

          (r)  No Disclosure Required.  Under applicable laws and regulations in
               ----------------------
     effect on the date hereof, Seller is not required to file a copy of this Agreement with the Securities and Exchange Commission or any other governmental authority.

     SECTION 6.02.  Representations and Warranties of Servicer.  Servicer
                    ------------------------------------------
represents and warrants as follows:

          (a)  Organization and Good Standing.  Servicer has been duly organized
               ------------------------------
     and is validly existing as a corporation in good standing under the laws of the State of Wisconsin, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to service the Pool Receivables.

          (b)  Due Qualification.  Servicer is duly qualified to do business as
               -----------------
     a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

          (c)  Power and Authority; Due Authorization.  Servicer (i) has all
               --------------------------------------
     necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, and
     (B) carry out the terms of the Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

          (d)  Binding Obligations.  This Agreement constitutes, and each other
               -------------------
     Transaction Document to be signed by Servicer when duly executed and delivered will constitute, a legal, valid and binding obligation of Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the transactions contemplated
               ------------
     by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of Servicer, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Servicer is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of Servicer's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or
     (iii) violate any law or any order, rule, or regulation applicable to Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Servicer or any of its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
     pending, or to Servicer's knowledge threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party or (ii) seeking any determination or ruling that might have a Material Adverse Effect or seeking to adversely affect the federal income tax attributes of the Purchases hereunder.

          (g)  Government Approvals.  No authorization or approval or other
               --------------------
     action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Servicer of this Agreement or any other Transaction Document to which it is a party.

          (h)  Financial Condition.  (i) The consolidated balance sheets of
               -------------------
     Servicer and its consolidated subsidiaries as at December 31, 1994, and the related statements of income and shareholders' equity of Servicer and its consolidated subsidiaries for the fiscal year then ended, certified by Arthur Andersen & Co., independent certified public accountants, copies of which have been furnished to the Administrator, fairly present the consolidated financial condition, business, business prospects and operations of

     Servicer and its consolidated subsidiaries as at such date and the consolidated results of the operations of Servicer and its consolidated subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and (ii) since December 31, 1994, there has been no material adverse change in any such condition, business, business prospects or operations except as described in Schedule 6.02(h).
                  ----------------

          (i)  Litigation.  No injunction, decree or other decision has been
               ----------
     issued or made by any court, governmental agency or instrumentality thereof that prevents, and no threat by any person has been made to attempt to obtain any such decision that would prevent, Servicer from conducting a significant part of its business operations, except as described in

     Schedule 6.02(i).
     ----------------

          (j)  Accurate Reports.  No Information Package (if prepared by
               ----------------
     Servicer or its Affiliate, or to the extent information therein was supplied by Servicer or its Affiliate) or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of Seller, Servicer or its Affiliates to the Administrator, Purchasers or the Relationship Bank in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Administrator, Purchasers, and the Relationship Bank at such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (k)  Offices.  The chief place of business and chief executive office
               -------
     of Servicer are located at the address of Servicer referred to in Section
                                                                       -------
     13.02, and the offices where Servicer keeps all its books, records and
     -----
     documents evidencing Pool Receivables, the related Contracts and all purchase orders and other agreements related to such Pool Receivables are located at the addresses specified in Schedule 6.02(k) (or at such other
                                           ----------------
     locations, notified to the Administrator in accordance with Section
                                                                 -------
     7.01(f), in jurisdictions where all action required by Section 8.05 has
                                                            ------------
     been taken and completed).

          (l)  Depository Accounts.  The names and addresses of all the
               -------------------
     Depository Banks, together with the account numbers of the Depository Accounts and Cityside Account at such Depository Banks, are specified in

     Schedule 6.01(o) (or have been notified to the Administrator and the
     ----------------
     Relationship Bank in accordance with Section 7.03(d)).
                                          ---------------

          (m)  Servicing Programs.  No license or approval is required for the
               ------------------
     Administrator's use of any program used by Servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect.

          (n)  No Disclosure Required.  Under applicable laws and regulations in
               ----------------------
     effect on the date hereof, Servicer is not required to file a copy of this Agreement with the Securities and Exchange Commission or any other governmental authority.

     SECTION 6.03.  Breach of Representations and Warranties.
                    ----------------------------------------

          (a)  Breach of Representations and Warranties.  Upon discovery by
               ----------------------------------------
     Cityside, Servicer or Seller of a breach of any of the representations and warranties set forth in this Article IV, the party discovering such breach
                                  ----------
     shall give written notice to the Administrator, the Relationship Bank and Purchasers within three (3) Business Days of such discovery.

          (b)  Survival of Certain Representations and Warranties.  The
               --------------------------------------------------
     representations and warranties provided in this Article VI shall survive
                                                     ----------
     purchase by Purchasers of their respective Purchaser's Interests in Receivables, the delivery of the Contracts to the Custodian and the termination of this Agreement or any other Transaction Document.

          (c)  No Representation as to Collectibility.  Seller makes no
               --------------------------------------
     representations or warranties, whether express or implied, to Purchasers as to the collectibility of the Receivables or the solvency of the Obligors, or any guarantor(s), endorser(s), co-maker(s) or assuming party(ies), except as specifically made in this Article VI.
                                         ----------

                                  ARTICLE VII
                          GENERAL COVENANTS OF SELLER

     SECTION 7.01.  Affirmative Covenants of Seller.  From the date hereof until
                    -------------------------------
the Final Payout Date, Seller will, unless the Administrator and Relationship Bank shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               -------------------------
     all applicable laws, rules, regulations and orders with respect to the Pool Receivables and related Contracts.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
     corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

          (c)  Audits.  (i) At any time and from time to time during regular
               ------
     business hours, permit the Administrator, the Relationship Bank or any of their agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Seller relating to Pool Receivables, including, without limitation, the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of Seller for the purpose of examining such materials described in clause (i)(A) next above, and to
                                           -------------
     discuss matters relating to Pool Receivables or Seller's performance hereunder with any of the officers or employees of Seller having knowledge of such matters, which audits under this clause (i) shall be conducted no
                                              ----------
     less frequently than once each year; and (ii) without limiting the provisions of clause (i) next above, from time to time on request of the
                   ----------
     Administrator or the Relationship Bank, permit certified public accountants or other auditors acceptable to the Administrator to conduct, at Seller's expense, a review of Seller's books and records.

          (d)  Keeping of Records and Books of Account.  Maintain and implement
               ---------------------------------------
     administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

          (e)  Performance and Compliance with Receivables and Contracts.  At
               ---------------------------------------------------------
     its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all purchase orders and other agreements related to such Pool Receivables.

          (f)  Location of Records.  Keep its chief place of business and chief
               -------------------
     executive office, and the offices where it keeps its records concerning the Pool Receivables, all related Contracts and all purchase orders and other agreements related to such Pool Receivables (and all original documents relating thereto), at the address(es) of Seller referred to in Section 6.01(n) or, upon 30 days'
                                              ---------------
     prior written notice to the Administrator, at such other locations in jurisdictions where all action required by Section 8.05 shall have been
                                                ------------
     taken and completed.

          (g)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
     with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (h)  Collections.  Upon the occurrence of a Liquidation Event and
               -----------
     receipt of written demand therefor from the Administrator or the Relationship Bank, instruct all Obligors to cause all Collections of Pool Receivables to be paid directly to the Paying Agent for deposit to the Collection Account.

          (i)  Interest Rate Protection.  Within 15 days after the occurrence of
               ------------------------
     a Liquidation Event, enter into and maintain in effect until the Final Payout Date, additional Interest Rate Agreements satisfactory in form and substance to the Administrator and the Subordinated Purchaser, with counterparties satisfactory to the Administrator and the Subordinated Purchaser, resulting in an effective funding cost to Seller equal to the Swap Rate with respect to an aggregate notional principal amount equal to 100% of the Aggregate Purchasers' Investments then in effect.

          (j)  Preservation of Corporate Status.  Seller is and shall at all
               --------------------------------
     times be operated in such a manner that it will not be substantively consolidated in the bankruptcy estate of any Affiliate, such that the separate corporate existence of Seller will be disregarded in the event of a bankruptcy or insolvency of any Affiliate, and in that regard:

               (i) Seller shall remain a limited purpose corporation whose activities are restricted in accordance with its Certificate of Incorporation;

               (ii) Seller has and shall have no Subsidiaries;

             (iii) Seller shall maintain separate corporate records and books of account from any Affiliate, hold regular corporate meetings and otherwise observe corporate formalities and keep and maintain a separate room designated as its business office;

               (iv) the financial statements and books and records of any Affiliate prepared after the date hereof shall reflect the separate corporate existence of Seller;

               (v) Seller shall maintain its assets separately from the assets of any Affiliate;

               (vi) at least one director of Seller shall be an independent director approved by the Administrator and Relationship Bank, which independent director shall at no time be a material customer or supplier of Seller or of any Affiliate of Seller, or a stockholder, director, officer or employee of Seller or any Affiliate; and

             (vii) Seller shall at all times continue to be a direct, wholly-owned Subsidiary of CHR or Servicer.

     SECTION 7.02.  Reporting Requirements of Seller.  From the date hereof
                    --------------------------------
until the Final Payout Date, unless the Administrator and the Relationship Bank shall otherwise consent in writing, Seller shall furnish to the Administrator and the Relationship Bank:

          (a)  Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
     event within 30 days after the end of each of the first three quarters of each fiscal year of Seller, copies of the unaudited financial statements of Servicer and its Subsidiaries as at the end of such fiscal quarter, prepared on a consolidated basis and on a consolidating basis to separately show the operations of Seller, in each case in conformity with generally accepted accounting principles, duly certified by the chief financial officer of Servicer and Seller.

          (b)  Annual Financial Statements.  As soon as available and in any
               ---------------------------
     event within 90 days after the end of each fiscal year of Seller, copies of the financial statements of Servicer and its Subsidiaries prepared on a consolidated basis and on a consolidating basis to separately show the operations of Seller, in each case in conformity with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by Servicer and Seller.

          (c)  ERISA.  Promptly after the filing or receiving thereof, copies of
               -----
     all reports and notices with respect to any Reportable Event defined in
     Article IV of ERISA which Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Seller receives from the Pension Benefit Guaranty Corporation.

          (d)  Liquidation Events.  As soon as possible and in any event within
               ------------------
     five days after the occurrence of each Liquidation Event and each Unmatured Liquidation Event, a written statement of the chief financial officer or chief accounting officer of Seller setting forth details of such event and the action that Seller proposes to take with respect thereto.

          (e)  Litigation.  As soon as possible and in any event within three
               ----------
     Business Days of Seller's knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation.

          (f)  Audit of Pool Receivables.  As soon as available and in any event
               -------------------------
     within 90 days after the end of each fiscal year of Seller, a copy of a report, prepared by nationally recognized independent certified public accountants, with respect to its review of the Pool Receivables, as at the end of the fiscal year of Seller, setting forth the procedures and reviews conducted by such accountants with respect to the Pool Receivables and certifying the aggregate Unpaid Balance of the Pool Receivables, the Unpaid Balance of the Delinquent Receivables and Defaulted Receivables, respectively, and confirming that the Information Package provided for the Settlement Period ended on or next preceding the last day of such fiscal year of Seller is not materially inaccurate or incomplete.

          (g)  Change in Credit and Collection Policy.  Prior to its effective
               --------------------------------------
     date, notice of any change in the character of Seller's business or in the Credit and Collection Policy.

          (h)  Other.  Promptly, from time to time, such other information,
               -----
     documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of Seller as the Administrator or the Relationship Bank may from time to time reasonably request in order to protect the interests of the Administrator or Purchasers under or as contemplated by this Agreement.

     SECTION 7.03.  Negative Covenants of Seller.  From the date hereof until
                    ----------------------------
the Final Payout Date, Seller will not, unless the Administrator and the Relationship Bank shall otherwise consent in writing:

          (a)  Sales, Liens, Etc.  Except as otherwise provided herein, sell,
               ------------------
     assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pool Receivable or related Contract or Related Security, or any interest therein, or any Depository Account to which any Collections of any Pool Receivable are sent, or any right to receive income or proceeds from or in respect of any of the foregoing.

          (b)  Extension or Amendment of Receivables.  Except as otherwise
               -------------------------------------
     permitted in Section 8.02, extend, amend or otherwise modify the terms of
                  ------------
     any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

          (c)  Change in Business or Credit and Collection Policy.  Make any
               --------------------------------------------------
     change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Pool Receivable or otherwise adversely affect the interests or remedies of Purchasers under this Agreement or any other Transaction Document.

          (d)  Change in Payment Instructions to Obligors.  Add or terminate any
               ------------------------------------------
     bank as a Depository Bank from those listed in Schedule 6.01(o) or make any
                                                    ----------------
     change in its instructions to Obligors regarding payments to be made to Seller or Servicer or payments to be made to any Depository Bank, unless the Administrator and the Relationship Bank shall have received notice of such addition, termination or change and duly executed copies of Depository Letters with each new Depository Bank.

          (e)  Mergers, Acquisitions, Sales, etc.  Be a party to any merger or
               ---------------------------------
     consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any Receivables or any interest therein (other than pursuant hereto), or permit any Subsidiary to do any of the foregoing, except for any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary into Seller or into, with or to any other wholly-owned Subsidiary and any such purchase or other acquisition by Seller or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary.

          (f)  Restricted Payments.  Purchase or redeem, or permit any
               -------------------
     Subsidiary to purchase or redeem, any shares of the capital stock of Seller, declare or pay any dividends thereon

     (other than stock dividends), make any distribution to stockholders or set aside any funds for any such purpose, or prepay, purchase or redeem, or permit any Subsidiary to purchase, any subordinated indebtedness of Seller, except that, so long as no Liquidation Event shall have occurred and shall be continuing, Seller shall be entitled to declare and pay dividends so long as such dividends are paid no more frequently than monthly, on a Settlement Date, and do not exceed, in the aggregate, Seller's share of Collections distributed to Seller pursuant to Section 3.03.
                                                   ------------

          (g)  Deposits to Special Accounts.  Deposit or otherwise credit, or
               ----------------------------
     cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than as contemplated in Section 3.03(a).
                                                         ---------------

          (h)  Incurrence of Indebtedness.  Incur or permit to exist, or permit
               --------------------------
     any Subsidiary to incur or permit to exist, any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred purchase price of any property or services, except current accounts payable arising in the ordinary course of business.

     SECTION 7.04.  Affirmative Covenants of Servicer.  From the date hereof
                    ---------------------------------
until the Final Payout Date, Servicer will, unless the Administrator and the Relationship Bank shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               -------------------------
     all applicable laws, rules, regulations and orders with respect to the Pool Receivables and related Contracts.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
     corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

          (c)  Audits.  (i) At any time and from time to time during regular
               ------
     business hours, permit the Administrator, the Relationship Bank or any of their agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Servicer relating to Pool Receivables, including, without limitation, the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of Servicer for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating to
                  -------------
     Pool Receivables or Servicer's performance hereunder with any of the officers or employees of Servicer having knowledge of such matters, which audits under this clause (i) shall be conducted no less frequently than
                       ----------
     once each year; and (ii) without limiting the provisions of clause (i) next
                                                                 ----------
     above, from time to time on request of Administrator or the Relationship Bank, permit certified public accountants or other auditors acceptable to the Administrator to conduct, at Servicer's expense, a review of Servicer's books and records with respect to the Pool Receivables.

          (d)  Keeping of Records and Books of Account.  Maintain and implement
               ---------------------------------------
     administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

          (e)  Performance and Compliance with Receivables and Contracts.  At
               ---------------------------------------------------------
     its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all purchase orders and other agreements related to such Pool Receivables.

          (f)  Location of Records.  Keep its chief place of business and chief
               -------------------
     executive office, and the offices where it keeps its records concerning the Pool Receivables, all related Contracts and all purchase orders and other agreements related to such Pool Receivables (and all original documents relating thereto), at the address(es) of Servicer referred to in Section
                                                                      -------
     6.02(k) or, upon 30 days' prior written notice to the Administrator, at
     -------
     such other locations in jurisdictions where all action required by Section
                                                                        -------
     8.05 shall have been taken and completed.
     ----

          (g)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
     with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (h)  Collections.  Upon the occurrence of a Liquidation Event and
               -----------
     receipt of written demand therefor from the

     Administrator or the Relationship Bank, instruct all Obligors to cause all Collections of Pool Receivables to be paid directly to the Paying Agent for deposit to the Collection Account.

     SECTION 7.05.  Reporting Requirements of Servicer.  From the date hereof
                    ----------------------------------
until the Final Payout Date, unless the Administrator and the Relationship Bank shall otherwise consent in writing, Servicer shall furnish to the Administrator and the Relationship Bank:

          (a)  Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
     event within 30 days after the end of each of the first three quarters of each fiscal year of Servicer, copies of the unaudited financial statements of Servicer and its Subsidiaries as at the end of such fiscal quarter, prepared on a consolidated basis and on a consolidating basis, in each case in conformity with generally accepted accounting principles, duly certified by the chief financial officer of Servicer; together with a certificate from such officer containing a computation of, and showing compliance with, the financial restrictions contained in Section 7.06(h).
                                             ---------------

          (b)  Annual Financial Statements.  As soon as available and in any
               ---------------------------
     event within 90 days after the end of each fiscal year of Servicer, copies of the financial statements of Servicer and its Subsidiaries prepared on a consolidated basis and on a consolidating basis, in each case in conformity with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by Servicer; together with a certificate from such accountants containing a computation of, and showing compliance with, the financial restrictions contained in Sections 7.06(h).
                  ----------------

          (c)  ERISA.  Promptly after the filing or receiving thereof, copies of
               -----
     all reports and notices with respect to any Reportable Event defined in
     Article IV of ERISA which Servicer files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Servicer receives from the Pension Benefit Guaranty Corporation.

          (d)  Liquidation Events.  As soon as possible and in any event within
               ------------------
     five days after the occurrence of each Liquidation Event and each Unmatured Liquidation Event, a written statement of the chief financial officer or chief accounting officer of Servicer setting forth details of such event and the action that Servicer proposes to take with respect thereto.

          (e)  Litigation.  As soon as possible and in any event within three
               ----------
     Business Days of Servicer's knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation.

          (f)  Audit of Pool Receivables.  As soon as available and in any event
               -------------------------
     within 90 days after the end of each fiscal year of Servicer, a copy of a report, prepared by nationally recognized independent certified public accountants, with respect to its review of the Pool Receivables, as at the end of the fiscal year of Servicer, setting forth the procedures and reviews conducted by such accountants with respect to the Pool Receivables and certifying the aggregate Unpaid Balance of the Pool Receivables, the Unpaid Balance of the Delinquent Receivables and Defaulted Receivables, respectively, and confirming that the Information Package provided for the Settlement Period ended on or next preceding the last day of such fiscal year of Servicer is not materially inaccurate or incomplete.

          (g)  Monthly Settlement Statements.  Not later than four Business Days
               -----------------------------
     after the end of each calendar month, (i) a detailed written statement in substantially the form of Exhibit 7.05(g), together with a computer tape,
                               ------- -------
     computer diskette or other form of electronic transmission, containing all such information, certifying the aggregate Unpaid Balance of all Pool Receivables, the Unpaid Balance of all Delinquent Receivables and Defaulted Receivables, respectively and such information regarding the delinquency, repossession and liquidation activity of Servicer with respect to the Receivables as the Administrator or the Relationship Bank may from time to time reasonably request and (ii) a detailed written statement setting forth that portion of the information provided pursuant to clause (i) above as
                                                          ----------
     may be necessary to reconcile the determinations made in the monthly settlement statement described in clause (i), in form and content
                                       ----------
     acceptable to the Administrator and the Subordinated Purchaser.

          (h)  Change in Credit and Collection Policy.  Prior to its effective
               --------------------------------------
     date, notice of any change in the character of Servicer's business or in the Credit and Collection Policy.

          (i)  Other.  Promptly, from time to time, such other information,
               -----
     documents, records or reports respecting the

     Receivables or the condition or operations, financial or otherwise, of Servicer as the Administrator or the Relationship Bank may from time to time reasonably request in order to protect the interests of the Administrator or Purchasers under or as contemplated by this Agreement.

          (j)  Back-Up Tapes; Monthly Activity.  Not later than four Business
               -------------------------------
     Days after the end of each calendar month, computer diskettes, or other forms of electronic transmission of data, in form acceptable to the Administrator and the Subordinated Purchaser, constituting a back-up tape showing all payment , collection and other activity with respect to each Pool Receivable for the month then ended and such other information as the Back-Up Servicer, the Administrator or the Subordinated Purchaser shall reasonably request.

     SECTION 7.06.  Negative Covenants of Servicer.  From the date hereof until
                    ------------------------------
the Final Payout Date, Servicer will not, unless Administrator and the Relationship Bank shall otherwise consent in writing:

          (a)  Sales, Liens, Etc.  Except as otherwise provided herein, sell,
               ------------------
     assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pool Receivable or related Contract or Related Security, or any interest therein, or any Depository Account or Cityside Account to which any Collections of any Pool Receivable are deposited, or any right to receive income or proceeds from or in respect of any of the foregoing.

          (b)  Extension or Amendment of Receivables.  Except as otherwise
               -------------------------------------
     permitted in Section 8.02, extend, amend or otherwise modify the terms of
                  ------------
     any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

          (c)  Change in Business or Credit and Collection Policy.  Make any
               --------------------------------------------------
     change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Pool Receivable or otherwise adversely affect the interests or remedies of Purchasers under this Agreement or any other Transaction Document.

          (d)  Change in Payment Instructions to Obligors.  Add or terminate any
               ------------------------------------------
     bank as a Depository Bank from those listed in Schedule 6.01(o) or make any
                                                    ----------------
     change in its instructions to Obligors regarding payments to be made to Seller or Servicer or payments to be made to any Depository Bank, unless the

     Administrator and the Relationship Bank shall have received notice of such addition, termination or change and duly executed copies of Depository Letters to each new Depository Bank.

          (e)  Mergers, Acquisitions, Sales, etc.  Be a party to any merger or
               ---------------------------------
     consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any Receivables or any interest therein (other than pursuant hereto), or permit any Subsidiary to do any of the foregoing, except for any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary into Seller or into, with or to any other wholly-owned Subsidiary and any such purchase or other acquisition by Seller or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary.

          (f)  Restricted Payments.  Purchase or redeem, or permit any
               -------------------
     Subsidiary to purchase or redeem, any shares of the capital stock of Servicer, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders or set aside any funds for any such purpose, unless Servicer's consolidated tangible net worth (determined in accordance with generally accepted accounting principles), after giving effect to any such purchase, redemption, payment or distribution, exceeds $10,000,000.

          (g)  Deposits to Special Accounts.  Deposit or otherwise credit, or
               ----------------------------
     cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than as contemplated in Section 3.03(a).
                                                         ---------------

          (h)  Maintenance of Financial Condition.  Permit, or suffer to exist
               ----------------------------------
     (i) the sum of (A) Servicer's consolidated tangible net worth (meaning net worth, determined in accordance with generally accepted accounting principles, less all intangible assets of the Servicer) and (B)
                 ----
     subordinated debt of Servicer held exclusively by CHR, to be less than $5,000,000; (ii) Servicer's net after-tax losses in any calendar quarter to be greater than ten (10%) percent of Servicer's consolidated tangible net worth at the beginning of such calendar quarter; (iii) Servicer's net after-tax income to be negative for any period of two consecutive calendar quarters; and (iv) Servicer's net after-tax income to be negative for any fiscal year of Servicer.

          (i)  Impairment of Purchaser's Rights.  Except as otherwise expressly
               --------------------------------
     permitted or authorized in this Agreement, Servicer shall do nothing to impair the rights of Purchasers in the Pool Receivables, related Contracts, Related Security and Collections, including, without limitation, releasing in whole or in part any security interest in any Financed Vehicle securing a Contract, except upon payment in full of such Contract or as otherwise permitted hereunder.


                                  ARTICLE VIII

                         ADMINISTRATION AND COLLECTION

     SECTION 8.01.  Designation of Servicer.
                    -----------------------

          (a)  Cityside as Initial Servicer.  The servicing, administering and
               ----------------------------
     collection of the Pool Receivables shall be conducted by the Person designated as Servicer hereunder ("Servicer") from time to time in
                                        --------
     accordance with this Section 8.01.  Until the Administrator, Relationship
                          ------------
     Bank or the Subordinated Purchaser gives Cityside a Successor Notice (as defined in Section 8.01(b)), Cityside is hereby designated as, and hereby
                ---------------
     agrees to perform the duties and obligations of, Servicer pursuant to the terms hereof.

          (b)  Successor Notice; Servicer Transfer Events.  Upon Cityside's
               ------------------------------------------
     receipt of a notice from the Administrator, Relationship Bank or Subordinated Purchaser of the Administrator's, Relationship Bank's or Subordinated Purchaser's designation of a new Servicer (a "Successor
                                                                ---------
     Notice"), Cityside agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator and the Relationship Bank believes will facilitate the transition of the performance of such activities to the new Servicer, and the Administrator (or its designee) shall assume each and all of Cityside's obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and Seller and Cityside shall use their best efforts to assist the new Servicer (or its designee) in assuming such obligations.
     The Administrator, Relationship Bank and the Subordinated Purchaser agree not to give Cityside a Successor Notice until after the occurrence of a Liquidation Event or any event which, in the reasonable opinion of the Administrator, the Relationship Bank or Subordinated Purchaser, could have a material adverse effect on Cityside's ability to perform its obligations as Servicer hereunder (any such Liquidation Event or other event being herein called a "Servicer Transfer Event"), in which case such Successor
                      -----------------------
     Notice may be given at
     any time in the Administrator's, the Relationship Bank's or the Subordinated Purchaser's discretion. If Cityside disputes the occurrence of a Servicer Transfer Event, Cityside may take appropriate action to resolve such dispute; provided that Cityside must terminate its activities
                   --------
     hereunder as Servicer and allow the newly designated Servicer to perform such activities on the date provided by the Administrator, Relationship Bank or Subordinated Purchaser as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute.

          (c)  Subcontracts.  Servicer may, with the prior consent of the
               ------------
     Administrator and the Subordinated Purchaser, subcontract with any other person for servicing, administering or collecting the Pool Receivables, provided that Servicer shall remain liable for the performance of the duties and obligations of Servicer pursuant to the terms hereof.

     SECTION 8.02.  Duties of Servicer.
                    ------------------

          (a)  Appointment; Duties in General.  Each of Seller, each Purchaser,
               ------------------------------
     the Relationship Bank and the Administrator hereby appoints as its agent Servicer, as from time to time designated pursuant to Section 8.01, to
                                                           ------------
     enforce its rights and interests in and under the Pool Receivables, the Related Security and the related Contracts. Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

          (b)  Modification of Receivables.  So long as no Liquidation Event or
               ---------------------------
     Unmatured Liquidation Event shall have occurred and is continuing, Cityside, while it is Servicer, may, in accordance with the Credit and Collection Policy, (i) extend the payment date of any Pool Receivable, provided that, no such extension shall be made with respect to a Delinquent
     -------- ----
     Receivable, nor shall any such extension extend the related payment date beyond the end of the calendar month in which such payment date was previously scheduled and (ii) adjust the Unpaid Balance of any Receivable to reflect the reductions or cancellations described in Section 3.04(a).
                                                             ---------------

          (c)  Documents and Records.  Seller shall deliver to Servicer, and
               ---------------------
     Servicer shall hold in trust for Seller and the Purchasers in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

          (d)  Certain Duties to Seller.  Servicer shall, as soon as practicable
               ------------------------
     upon demand, deliver to Seller all documents, instruments and records in its possession that evidence or relate to Receivables of Seller other than Pool Receivables, and copies of documents, instruments and records in its possession that evidence or relate to Pool Receivables.

          (e)  Realization Upon Contracts; Repossession and Foreclosure.
               --------------------------------------------------------
     Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable in order to collect upon a Contract, which practices and procedures may include selling the related Financed Vehicle at public or private sale, the submission of claims under any applicable insurance policy and other related actions. The foregoing is subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of any such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession shall increase the net proceeds realizable upon the related Receivable. All proceeds realized upon liquidation of a Financed Vehicle shall be remitted to the Paying Agent for deposit to the Collection Account as soon as practicable after receipt thereof. Servicer shall use its best efforts to repossess and liquidate any Financed Vehicle securing a Contract with respect to which Servicer has determined that payments thereunder are not likely to be resumed, as soon as practicable after default on such Contract.

          (f)  Force-Placed Insurance.  Servicer shall, if an Obligor fails to
               ----------------------
     obtain or maintain physical loss and damage insurance with respect to a Financed Vehicle, obtain insurance with respect to such vehicle and advance on behalf of such Obligor, as required under the terms of such insurance policy, the premiums for such insurance (herein "Force-Placed Insurance").
                                                      ----------------------
     All polices of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any costs incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or proceeds obtained upon liquidation of the related Contract or Financed Vehicle. In connection with any Force-Placed Insurance, Servicer may require the Obligor to pay the entire premium to the Servicer. In no event shall the Servicer include the amount of any such premium in the Net Receivables Balance of the related Receivable. Servicer may sue to enforce or collect upon any insurance policies maintained with respect to a Financed

     Vehicle, in its own name, if possible, or as agent of Purchasers.

          (g)  Maintenance of Security Interests in Financed Vehicles.  Servicer
               ------------------------------------------------------
     shall take any and all steps that are necessary to maintain a first perfected security interest in the related Financed Vehicle for the benefit of the Purchasers, including but not limited to obtaining the execution by the Obligor with respect thereto and the recording, registering, filing, re-recording, re-filing and re-registering of all certificates of title, security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligor of the related Contract. Until the occurrence of a Liquidation Event or Unmatured Liquidation Event, and providing that naming the Purchasers as secured parties on a certificate of title for a Vehicle is not required to perfect the security interest therein granted pursuant to a Contract, the certificates of title shall show Servicer as secured party and Servicer shall not be required to (i) deliver the original certificates of title with respect to Financed Vehicles to the Custodian or (ii) have any such certificates of title re-issued to show the Purchasers as secured party with respect to the related Financed Vehicles. Upon receipt of written demand from the Administrator, Relationship Bank or Subordinated Purchaser following the occurrence of a Liquidation Event or an Unmatured Liquidation Event, Servicer shall immediately deliver to the Custodian the original certificates of title with respect to all Financed Vehicles and Servicer and Seller shall take such additional steps (and execute such additional instruments of assignment) as may be required to have the Purchasers shown as lienholder on such certificates of title.

          (h)  Termination.  Servicer's authorization under this Agreement shall
               -----------
     terminate on the Final Payout Date.

          (i)  Power of Attorney.  Seller hereby grants to Servicer an
               -----------------
     irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or transmitted or received by Purchasers (whether or not from Seller) in connection with any Receivable.

     SECTION 8.03.  Rights of the Administrator and Subordinated Purchaser.
                    ------------------------------------------------------

          (a)  Notice to Obligors.  At any time during the continuance of a
               ------------------
     Liquidation Event, the Administrator and

     Subordinated Purchaser may notify the Obligors of Pool Receivables, or any of them, of the ownership of Purchasers' Interests by Purchasers.

          (b)  Notice with Respect to Payments.  At any time following the
               -------------------------------
     earliest to occur of (i) the occurrence of a Liquidation Event, (ii) the commencement of the Liquidation Period, and (iii) the warranties in Section
                                                                         -------
     6.01(i) or 6.02(h) shall no longer be true, the Administrator and
     -------    -------
     Subordinated Purchaser are hereby authorized to (A) give notice to Obligors to make all future payments in respect of any Receivable directly to the Paying Agent or otherwise to a lock-box account specified therein and (B) give notice to the Depository Banks, as provided in the Depository Letters, of the transfer to the Paying Agent of dominion and control over deposits held in the related Depository Account which arise from Collections of Pool Receivables. Seller hereby transfers to the Paying Agent, effective when the Administrator shall give notice to the Depository Banks as provided in the Depository Letters, the exclusive dominion and control over such Collections in such accounts, and shall take any further action that the Administrator may reasonably request to effect such transfer.

          (c)  Rights on Servicer Transfer Event.  At any time following the
               ---------------------------------
     designation of a Servicer other than Cityside pursuant to Section 8.01:
                                                               ------------

               (i) The Administrator and Subordinated Purchaser may direct the Obligors of Pool Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to the Paying Agent.

               (ii) Seller shall, at the Administrator's, Relationship Bank's or Subordinated Purchaser's request and at Seller's expense, give notice of such ownership to each said Obligor and direct that payments be made directly to the Paying Agent.

               (iii) Seller shall, at the Administrator's, Relationship Bank's or Subordinated Purchaser's request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Pool Receivables, and the related Contracts and Related Security, or which are otherwise necessary or desirable to collect such Pool Receivables, and make the same available to the Administrator at a place selected by the Administrator, the Relationship Bank or the Subordinated Purchaser, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Administrator and promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Paying Agent.

               (iv) Each of Seller and Purchaser hereby authorizes the Administrator and the Relationship Bank, and grants to the Administrator and the Relationship Bank an irrevocable power of attorney, to take any and all steps in Seller's name and on behalf of Seller and Purchasers which are necessary or desirable, in the determination of the Administrator or the Relationship Bank, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing Seller's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts; provided that the Administrator
                                                 --------
          shall not exercise its rights under such Power of Attorney unless a Servicer Transfer Event shall have occurred and be continuing.

     SECTION 8.04.  Responsibilities of Seller.  Anything herein to the contrary
                    --------------------------
notwithstanding:

          (a)  Contracts.  Seller shall perform all of its obligations under the
               ---------
     Contracts related to the Pool Receivables and under the related purchase orders and other agreements to the same extent as if the Purchasers' Interests had not been sold hereunder and the exercise by the Administrator or its designee of its rights hereunder shall not relieve Seller from such obligations.

          (b)  Limitation of Liability.  The Administrator, the Relationship
               -----------------------
     Bank, the Paying Agent, the Custodian and the Purchasers shall not have any obligation or liability with respect to any Pool Receivables, Contracts related thereto or any other related purchase orders or other agreements, nor shall any of them be obligated to perform any of the obligations of Seller thereunder.

          (c)  Additional Security.  Seller hereby agrees that (i) all Contracts
               -------------------
     in which Purchasers shall purchase an undivided interest hereunder shall be held by the Custodian on behalf of Purchasers, (ii) the first security interests in the related Financed Vehicles subject to each Contract (which security interests shall be evidenced by a lien notation in the name of Servicer or Seller on the certificates of title) shall be assigned to the Purchasers and (iii) Seller will execute any additional instruments of assignment or other documentation as may be necessary to effectuate the assignment to the Purchasers of such first security interest in the Financed Vehicles and to perfect such security interests for the benefit of Purchasers, including (without limitation) a blanket absolute assignment with respect to each Contract in substantially the form of Exhibit 8.04(c).
                 ---------------

     SECTION 8.05.  Further Action Evidencing Purchases; Further Assurances.
                    -------------------------------------------------------
Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrator or Subordinated Purchaser or their respective designee may reasonably request in order to perfect, protect or more fully evidence the Purchases hereunder and the resulting Purchasers' Interests, or to enable Purchaser or the Administrator or its designee to exercise or enforce any of their respective rights hereunder or under any Transaction Document. Without limiting the generality of the foregoing, Seller will upon the request of the Administrator or its designee:

          (a) execute and file such lien notations with respect to certificates of title, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate;

          (b) mark conspicuously each Contract evidencing each Pool Receivable not then held by the Custodian with a legend, acceptable to the Administrator, evidencing that the Purchaser's Interest has been sold in accordance with this Agreement; and

          (c) mark its master data processing records evidencing such Pool Receivables and related Contracts with such legend.

     SECTION 8.06.  Application of Collections.  Any payment by an Obligor in
                    --------------------------
respect of any indebtedness owed by it to Seller shall, except as otherwise specified by such Obligor, required by the underlying Contract or law or unless the Administrator instructs otherwise, be applied, first, as a Collection of any
                                                   -----
Pool Receivable or Receivable then outstanding of such Obligor in the order of the age of such Pool Receivables, starting with the oldest of such Pool Receivable and, second, to any other indebtedness of such Obligor.
                ------

                                   ARTICLE IX

             LIQUIDATION EVENTS; COMMENCEMENT OF LIQUIDATION PERIOD

     SECTION 9.01.  Liquidation Events.  The following events  shall be
                    ------------------
"Liquidation Events" hereunder:
-------------------

          (a) (i) Servicer (if Seller or its Affiliate is Servicer) shall fail to perform or observe any term, covenant or agreement that is an obligation of Servicer hereunder (other than as referred to in clause (ii) next
                                                         -----------
     following) and such failure shall remain unremedied for three calendar days or (ii) Servicer (if Seller or its Affiliate is Servicer) shall fail to make any payment or deposit to be made by it hereunder when due; or

          (b) any representation or warranty made or deemed to be made by Seller or Servicer (or any of its officers) under or in connection with this Agreement (other than a breach of the representations set forth in

     Section 6.01(p)) or any Information Package or other information or report
     ---------------
     delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and such condition (other than a breach of the representation set forth in Section 6.01(l) as it pertains to each Pool
                                     ---------------
     Receivable being free and clear of certain liens) shall continue unremedied for a period of three Business Days after (i) written notice thereof by the Administrator or Relationship Bank to Seller or (ii) Seller or Servicer has or obtains actual knowledge thereof; or

          (c) Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after (i) written notice thereof shall have been given by the Administrator or the Relationship Bank to Seller or (ii) Seller has or obtains actual knowledge thereof; or

          (d) a default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $500,000 of, or guaranteed by, Seller or Servicer, or in excess of $5,000,000 with respect to CHR, which default if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration and any notice of default required to permit acceleration shall have been given; or any default under any agreement or instrument relating to the purchase of Receivables of Seller, Servicer, CHR or any Affiliate thereof, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default is to terminate, or permit the termination of, the commitment of any party to such agreement or instrument to purchase Receivables or the right of Seller, Servicer, CHR or any Affiliate thereof, to reinvest in Receivables the principal amount paid by any party to such agreement or instrument for interest in Receivables; or

          (e) an Event of Bankruptcy shall have occurred and shall be continuing with respect to Seller, Servicer or CHR; or

          (f) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing to the Administrator and Purchasers prior to the date of execution and delivery of this Agreement is pending against Seller, Servicer, CHR or any Affiliate thereof, or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the
                                                     ----------    ----
     opinion of the Administrator, has a reasonable likelihood of having a Material Adverse Effect; or

          (g) prior to the Purchase Termination Date, (i) the Delinquency Ratio for the three month period ending on any Cut-Off Date shall exceed 2.00%;
     (ii) the Delinquency Ratio for the single month ending on any Cut-Off Date shall exceed 3.00%; (iii) the Default Ratio for the three month period ending on any Cut-Off Date shall exceed 2.75%; or (iv) the Default Ratio for the single month ending on any Cut-Off Date shall exceed 4.00%; or

          (h) from and after the Purchase Termination Date, the Delinquency Ratio for the three month period ending on any Cut-Off Date shall exceed 3.00%; the Delinquency Ratio for the single month ending on any Cut-Off Date shall exceed 4.00%; the Default Ratio for the three month period ending on any Cut-Off Date shall exceed 3.50%; or the Default Ratio for the single month ending on any Cut-Off Date shall exceed 5.00%; or

          (i)  [intentionally deleted]

          (j) as of any Cut-Off Date, the Excess Yield shall be less than 6.00%; or

          (k) Servicer shall change in any material respect its collection, origination or servicing policies with respect to Receivables without first obtaining the prior written approval of the Administrator, the Relationship Bank and the Subordinated Purchaser; or

          (l) the Administrator shall determine that any Property shall not be subject to a duly perfected first and prior security interest in favor of Purchasers or is subject to any lien, security interest, claim or right in favor of any Person other than Purchasers; or

          (m) on any Settlement Date, after giving effect to the payments made under Section 3.03, the Purchaser's Interest of either Purchaser shall
           ------------
     exceed its respective Investment Limit, the Senior Investment shall exceed the Senior Purchase Limit or the Subordinated Investment shall exceed the Subordinated Purchase Limit; or

          (n) there shall exist any event or occurrence that has a reasonable possibility of causing a Material Adverse Effect; or

          (o) there shall have occurred any event which materially adversely impairs the ability of Seller to originate Receivables of a credit quality which are at least of the credit quality of the Receivables included in the initial Purchase; or

          (p) a Change-in-Control shall have occurred with respect to Seller or Servicer (if Servicer is Seller or its Affiliate); or

          (q) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of Seller or Servicer and such lien shall not have been released within five Business Days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of Seller, Servicer or any Affiliate thereof; or

          (r) any representation or warranty made by CHR (or any of its officers) under the CHR Support Agreement or otherwise in connection with this Agreement or any other informational report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and shall continue unremedied for a period of three Business Days after (i) written notice thereof by the Administrator or

     Relationship Bank to Seller or (ii) CHR has or obtains actual knowledge thereof; or

          (s) CHR shall fail to perform or observe any term, covenant or agreement contained in the CHR Support Agreement on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after (i) written notice thereof shall have been given by the Administrator or the Relationship Bank to CHR or (ii) CHR has or obtains actual knowledge thereof.

     SECTION 9.02.  Remedies Upon Occurrence of Liquidation Event.
                    ---------------------------------------------

          (a)  Optional Liquidation.  Upon the occurrence of a Liquidation Event
               --------------------
     (other than a Liquidation Event described in subsection (e) of Section
                                                  --------------    -------
     9.01), the Administrator or the Relationship Bank shall, at the request, or may with the consent, of the Administrator or Subordinated Purchaser, by notice to Seller declare the Purchase Termination Date to have occurred and the Liquidation Period to have commenced.

          (b)  Automatic Liquidation.  Upon the occurrence of a Liquidation
               ---------------------
     Event described in subsection (e) of Section 9.01, the Purchase Termination
                        --------------    ------------
     Date shall occur and the Liquidation Period shall commence automatically.

          (c)  Additional Remedies.  Upon any Purchase Termination Date pursuant
               -------------------
     to this Section 9.02, no Purchases thereafter will be made, and the
             ------------
     Administrator, the Purchasers and the Relationship Bank shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the CHR Support Agreement and under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

     SECTION 9.03.  Other Events Commencing Liquidation Period.  Upon the
                    ------------------------------------------
occurrence of any of the events set forth below, the Administrator or the Relationship Bank shall at the request, or may with the consent, of the Administrator or Subordinated Purchaser, by notice to Seller, declare the Liquidation Period to have commenced, whereupon the Purchasers' respective commitments to purchase Receivables pursuant to Section 1.01 (a) shall
                                                ----------------
terminate:

          (a) the Termination Date shall have occurred (and shall not have been extended in accordance with Section 1.05);
                                 ------------

          (b) a replacement or extended Liquidity Agreement in substitution for the then existing Liquidity Agreement shall not have been executed and delivered on or before their thirteenth calendar day prior to the expiration of the commitments of the Liquidity Banks under such existing Liquidity Agreement;

          (c) (i) a Downgrading Event with respect to a Liquidity Bank shall have occurred and been continuing for not less than 45 days, (ii) the Downgraded Liquidity Bank shall not have been replaced by a Qualifying Liquidity Bank pursuant to a Liquidity Agreement in form and substance acceptable to Purchasers and the Administrator, and (iii) the commitment of such Downgraded Liquidity Bank under the Liquidity Agreement shall not have been funded or collateralized in such a manner that such Downgrading Event will not result in a reduction or withdrawal of the credit rating applied to the Commercial Paper Notes by any of the rating agencies then rating the Commercial Paper Notes;

          (d) (i) a Downgrading Event with respect to Norwest shall have occurred and been continuing for not less than 45 days, (ii) within 45 days prior to such Downgrading Event a Senior Purchaser Net Swap Payment shall have become due and payable under the State Street Interest Rate Agreement,
     (iii) Norwest shall not have been replaced as counterparty under the State Street Interest Rate Agreement by another financial institution which, if it were a Liquidity Bank, would constitute a Qualifying Liquidity Bank, pursuant to documentation in form and substance acceptable to the Administrator; or

          (e) either Purchaser shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                 ARTICLE X

                                 THE ADMINISTRATOR; RELATIONSHIP BANK

     SECTION 10.01.  Authorization and Action.  Pursuant to the Program
                     ------------------------
Administration Agreement and the Relationship Bank Agreement, Senior Purchaser has appointed and authorized the Administrator and the Relationship Bank (or their respective designees) to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrator or the Relationship Bank by the terms hereof, together with such powers as are reasonably incidental thereto.

     SECTION 10.02.  Administrator's and Relationship Bank's Reliance, Etc.  The
                     -----------------------------------------------------
Administrator, the Relationship Bank, Senior Purchaser and their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents

(including, without limitation, the servicing, administering or collecting Pool Receivables as Servicer pursuant to Section 8.01), except for its or their own
                                    ------------
gross negligence or willful misconduct. Without limiting the generality of the foregoing, each of the Administrator, Senior Purchaser and the Relationship
Bank: (a) may consult with legal counsel (including counsel for Seller), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Purchasers or any other holder of any interest in Pool Receivables and shall not be responsible to Purchasers or any such other holder for any statements, warranties or representations made in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of Seller or to inspect the property (including the books and records) of Seller; (d) shall not be responsible to Purchasers or any other holder of any interest in Pool Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 10.03.  State Street Capital and Norwest and Affiliates.  State
                     -----------------------------------------------
Street Capital and Norwest and any of their respective Affiliates may generally engage in any kind of business with Seller or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Seller or any Obligor or any of their respective Affiliates, all as if State Street Capital and Norwest were not the Administrator and the Relationship Bank, respectively, and without any duty to account therefor to either Purchaser or any other holder of an interest in Pool Receivables.

                                   ARTICLE XI

               ASSIGNMENT OF PURCHASERS' INTERESTS; TRANSFER DATE

     SECTION 11.01.  Restrictions on Assignments.
                     ---------------------------

          (a)  Except as set forth in Section 11.05, neither Seller,
                                      -------------
     individually or as Servicer, nor Norwest, as the Relationship Bank (except as otherwise provided in the Relationship Bank Agreement) or as Paying Agent, may assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of the Administrator.

     Subordinated Purchaser may assign its rights and delegate its duties, commitments and obligations hereunder, or all or any portion of its Subordinated Interest without the prior written consent of any Person. Senior Purchaser may not assign its rights hereunder (although it may delegate its duties hereunder as expressly indicated herein) or its Senior Interest (or any portion thereof) to any Person without the prior written consent of Seller, which shall not be unreasonably withheld; provided,
                                                                  --------
     however, that without the prior written consent of any Person:
     -------

               (i) Senior Purchaser may assign all or any part of its rights and interests in the Transaction Documents, together with all or any portion of its interest in the Senior Interest, to the Back-Up Purchaser, any Liquidity Bank, the Liquidity Agent, State Street Capital or Norwest, or both, or any Affiliate of either of them, or to any "bankruptcy remote" special purpose entity the business of which is administered by State Street Capital or any Affiliate of State Street Capital or by Norwest or any Affiliate of Norwest;

               (ii) Senior Purchaser may assign and grant a security interest in all of its rights in the Transaction Documents, together with all of its rights and interest in the Senior Interest, to the Collateral Agent and the Liquidity Agent, to secure Senior Purchaser's obligations under or in connection with the Commercial Paper Notes, the Liquidity Agreement, the Credit Agreement and any letter of credit issued thereunder, and certain other obligations of Senior Purchaser incurred in connection with the funding of the Purchases hereunder, which assignment and grant of a security interest (and any subsequent assignment by the Collateral Agent or the Liquidity Agent) shall not be considered an "assignment" for purposes of Section 11.01 or, prior
                                                        -------------
          to the enforcement of such security interest, for purposes of any other provision of this Agreement.

          (b) Seller agrees to advise the Administrator for Senior Purchaser within five Business Days after notice to Seller of any proposed assignment, not otherwise permitted under subsection (a), of Seller's
                                               --------------
     consent or non-consent to such assignment and if it does not consent, the reasons therefor. If Seller does not consent to such assignment, Senior Purchaser may immediately assign its respective Purchaser's Interest (or portion thereof) in accordance with clauses (i) or (ii) of subsection (a),
                                         -----------    ----    --------------
     as appropriate. All of the aforementioned assignments shall be upon such terms and conditions as Purchasers and the assignee may mutually agree.

     SECTION 11.02.  Rights of Assignee.  Upon the assignment by a Purchaser in
                     ------------------
accordance with this Article XI, the assignee receiving such assignment shall
                     ----------
have all of the rights of such Purchaser with respect to the Transaction Documents and the assigned Purchaser's Interest (or such portion thereof as has been assigned).

     SECTION 11.03.  Evidence of Assignment.  Any assignment of a Purchaser's
                     ----------------------
Interest (or any portion thereof) to any Person may be evidenced by such instrument(s) or document(s) as may be satisfactory to the related Purchaser, the Administrator (in the case of Senior Purchaser only) and the assignee.

     SECTION 11.04.  Rights of the Banks, Collateral Agent and Collection Agent.
                     ----------------------------------------------------------
Seller hereby agrees that, upon notice to Seller, the Collateral Agent and/or the Collection Agent may exercise all the rights of the Administrator and Senior Purchaser hereunder, with respect to the Senior Interest (or any portions thereof), and Collections with respect thereto, which are owned by Senior Purchaser, and all other rights and interests of Senior Purchaser in, to or under this Agreement or any other Transaction Document. Without limiting the foregoing, upon such notice the Collateral Agent and/or the Collection Agent may request Servicer to segregate Senior Purchaser's allocable shares of Collections from the allocable shares of Subordinated Purchaser and Seller, require Collections to be retained in the Collection Account, give a Successor Notice pursuant to Section 8.01(a), give or require the Administrator or Relationship
            ---------------
Bank to give notice to the Depository Banks as referred to in Section 8.03(b)
                                                              ---------------
and direct the Obligors of Pool Receivables to make payments in respect thereof directly to an account designated by them, in each case, to the same extent as the Administrator or Senior Purchaser might have done.

          SECTION 11.05.  Transfer Date.
                          -------------

          (a)  Effect of Transfer Date.  Upon the occurrence of the Transfer
               -----------------------
     Date under the Liquidity Agreement, Senior Purchaser will sell, transfer and assign and the Back-Up Purchaser will purchase and accept, all of Senior Purchaser's right, title and interest in and to the Senior Interest, this Agreement and each other Transaction Document. Except to the limited extent set forth herein and in the Liquidity Agreement, from and after the Transfer Date, the Back-Up Purchaser shall automatically and without any further action required by any Person, assume, and be entitled to the benefit of, all rights, interests and duties of Senior Purchaser hereunder and under each other Transaction Document. Additionally, from and after the Transfer Date, the Relationship Bank shall automatically and without any further action required by any Person, assume, and be entitled to the benefit of, except as specifically set forth in the Transaction Document, all rights, interests and duties of the Administrator, the Collateral Agent and the Collection Agent hereunder and under each other Transaction Document.

          (b)  Certain Terminations.  After the Transfer Date, the outgoing
               --------------------
     Senior Purchaser's, the Administrator's, the Collateral Agent's and the Collection Agent's rights and obligations under this Agreement and each other Transaction Document shall terminate automatically and shall be of no further force or effect, except, in the case of rights, with respect to Indemnified Amounts and other amounts (including pursuant to Section 4.02)
                                                                  ------------
     due them and to the extent specifically set forth herein; and with respect to obligations and liabilities, as set forth in subsection (c) below. In
                                                     ---------- ---
     addition, all provisions of this Agreement requiring the consent of any rating agency shall from and after the Transfer Date be of no further force or effect as to such required consent.

          (c)  Obligations and Liabilities.  It shall be understood and agreed
               ---------------------------
     that neither the Back-Up Purchaser nor the Liquidity Agent shall hereunder, or under any other Transaction Document, assume, or be deemed to have assumed, other than as specifically provided in the Liquidity Agreement, any obligation or liability of the outgoing Senior Purchaser, the Administrator, the Collateral Agent, the Collection Agent or any other Person; and the assumption of any such obligation or liability other than as specifically provided in the Liquidity Agreement, is hereby expressly disclaimed.

          (d) Purchaser After Transfer Date.  Subject to Sections 11.05(b) and
              -----------------------------              -----------------
     (c) above, from and after the Transfer Date the Back-Up Purchaser shall be
     ---
     the Purchaser for all purposes hereunder; and Seller and Servicer shall no longer deal with the outgoing Senior Purchaser in connection with the Transaction Documents except to the extent of matters relating to events occurring prior to the Transfer Date.

          (e)  Permitted Assignment.  The assignments by Senior Purchaser
               --------------------
     contemplated pursuant to this Section 11.05 shall be permitted assignments
                                   -------------
     pursuant to Section 11.01(a)(i) and shall, except as specifically set forth
                 -------------------
     in this Section 11.05, be implemented hereunder as if made pursuant to
             -------------
     Section 11.01(a)(i).
     -------------------

                                  ARTICLE XII

                                INDEMNIFICATION

     SECTION 12.01.  Indemnities by Seller.
                     ---------------------

          (a)  General Indemnity.  Without limiting any other rights which any
               -----------------
     such Person may have hereunder or under applicable law, Seller and Servicer each hereby jointly and severally agrees to indemnify each of the Administrator, Purchasers, the Liquidity Banks, the Credit Bank, the Relationship Bank, the Liquidity Agent, the Back-Up Purchaser, the Paying Agent, the Back-Up Servicer and the Custodian, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on
                                              -----------------
     demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as

     "Indemnified Amounts") awarded against or incurred by any of them arising
     --------------------
     out of or relating to the Transaction Documents or the ownership or funding of the Purchasers' Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent
               ---------  -------
     determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or
     (b) recourse (except as otherwise specifically provided in this Agreement) for Defaulted Receivables. Without limiting the foregoing, Seller and Servicer shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

               (i) the transfer by Seller of any interest in any Receivable other than the transfer of the Purchasers' Interests to Purchasers pursuant to this Agreement and the grant of a security interest to Purchasers pursuant to Section 1.04;
                                 ------------

               (ii) any representation or warranty made by Seller (or any of its officers or Affiliates) under or in connection with any Transaction Document, any Information Package or any other information or report delivered by or on behalf of Seller, or Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made;

               (iii) the failure by Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

               (iv) the failure to vest and maintain vested in the Purchasers their respective undivided senior and subordinate percentage ownership interests, to the extent of their respective Purchaser's Interest, in the Receivables in, or purporting to be in, the Receivables Pool, free and clear of any Lien, other than a Lien arising solely as a result of an act of either Purchaser, the Administrator or the Relationship Bank, whether existing at the time of any Purchase of any such Purchaser's Interest or at any time thereafter;

               (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool, whether at the time of any Purchase or at any time thereafter;

               (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vii) any failure of Seller or Servicer to perform its duties or obligations in accordance with the provisions of Article VIII;
                                                           ------------

               (viii) any products liability claim arising out of or in connection with merchandise or services that are the subject of any Pool Receivable; or

               (ix) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Purchaser's Interest, or any other interest in the Pool Receivables or in any goods which secure any such Pool Receivables.

          (b)  Contest of Tax Claim; After-Tax Basis.  If any Indemnified Party
               -------------------------------------
     shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from Seller under Section 12.01(a)(ix), such Indemnified Party shall give prompt
                  --------------------
     and timely notice of such attempt to Seller and Servicer and Seller and Servicer shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

          (c)  Contribution.  If for any reason the indemnification provided
               ------------
     above in this Section 12.01 is unavailable to an Indemnified Party or is
                   -------------
     insufficient to hold an Indemnified Party harmless, then Seller and Servicer shall be obligated jointly and severally to contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Seller and Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

                                 ARTICLE XIII

                                 MISCELLANEOUS

     SECTION 13.01.  Amendments, Etc.  No amendment or waiver of any provision
                     ---------------
of this Agreement nor consent to any departure by Seller or Servicer therefrom shall in any event be effective unless the same shall be in writing and signed by (a) Seller or Servicer, as the case may be, the Administrator and Purchasers (with respect to an amendment), provided that no amendment shall become
                                --------
effective without the signature of the Relationship Bank, if such amendment materially increases the obligations or liabilities of the Relationship Bank, in either its individual or agent capacity hereunder, or materially reduces any amount payable to it hereunder or (b) the Administrator and Purchasers (with respect to a waiver or consent by them) or Seller or Servicer (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Purchasers may also be required to obtain the approval of some or all of the Liquidity Banks or the Credit Bank or to obtain confirmation from certain rating agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes.

     SECTION 13.02.  Notices, Etc.  All notices and other communications
                     ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective,
(a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     SECTION 13.03.  No Waiver; Remedies.  No failure on the part of the
                     -------------------
Administrator, the Relationship Bank, any Affected Party, any Indemnified Party, any Purchaser or any other holder of any Purchaser's Interest (or any portion thereof) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each of State Street Capital, individually and as Administrator, Norwest, individually and as Relationship Bank, the Collateral Agent, the Credit Bank and each Liquidity Bank is hereby authorized by Seller and Servicer at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by State Street Capital, the Collateral Agent and such Liquidity Bank to or for the credit or the account of Seller and Servicer against obligations now or hereafter existing under this Agreement to the Administrator, any Affected Party, any Indemnified Party or Purchasers, or their respective successors and assigns.

     SECTION 13.04.  Binding Effect; Survival.  This Agreement shall be binding
                     ------------------------
upon and inure to the benefit of Seller, Servicer, the Administrator, the Relationship Bank, Purchasers and their respective successors and assigns, and the provisions of Section 4.02 and Article XII shall inure to the benefit of the
                  ------------     -----------
Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be
                        --------  -------
deemed to authorize any assignment not permitted by Section 11.01.  This
                                                    -------------
Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by Seller pursuant to Article VI and the
                                                              ----------
indemnification and payment provisions of Article XII and Sections 4.02, 13.05,
                                          -----------     -------------  -----
13.06, 13.07, 13.09 and 13.16 shall be continuing and shall survive any
-----  -----  -----     -----
termination of this Agreement.

     SECTION 13.05.  Costs, Expenses and Taxes.  In addition to its obligations
                     -------------------------
under Article XII, Seller agrees to pay on demand:
      -----------

          (a) all costs and expenses incurred by the Administrator, the Relationship Bank, the Credit Bank, the Collateral Agent, the Custodian, the Paying Agent, the Back-Up Servicer, the Back-Up Purchaser and the Purchasers and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing) or the enforcement of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of Seller's or Servicer's books and records either prior to the execution and delivery hereof or pursuant to Sections 7.01(c) or 7.04(c); and
                                    ----------------    -------

          (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 13.06.  No Proceedings.  Seller, Servicer, State Street Capital
                     --------------
(individually and as Administrator) and Norwest

(individually, as Subordinated Purchaser and as Relationship Bank) each hereby agrees that it will not institute against Senior Purchaser, or join any other Person in instituting against Senior Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Senior Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Seller.

     SECTION 13.07.  Confidentiality of Seller Information.
                     -------------------------------------

          (a)  Confidential Seller Information.  Each party hereto (other than
               -------------------------------
     Seller) acknowledges that certain of the information provided to such party by or on behalf of Seller, Servicer and CHR in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless Seller, Servicer or CHR shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any other person or entity:
     --------------

               (i) any information regarding, or copies of, any non-public financial statements, reports and other financial information regarding Seller, Servicer or CHR and furnished by Seller, Servicer or CHR to Purchasers or the Administrator;

               (ii) any other information regarding Seller, Servicer or CHR which is designated by Seller, Servicer or CHR to such party in writing as confidential

     (the information referred to in clauses (i) and (ii) above, whether
                                     --------------------
     furnished by Seller, Servicer or CHR, or any attorney for or other representative of Seller (each a "Seller Information Provider"), is
                                       ---------------------------
     collectively referred to as the "Seller Information"; provided, however,
                                      ------------------   --------  -------
     "Seller Information" shall not include
     -------------------

               (A) any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than any Seller Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by any Seller Information Provider, or

               (B) except to Norwest Financial, Inc., Community Credit Company and the consumer lending divisions of Norwest information regarding the nature of this Agreement, the basic terms hereof (including without limitation the amount and nature of any Purchaser's commitment and either Purchaser's Investment with respect to its Purchaser's Interest and the CHR Support Agreement provided by CHR), the nature, amount and status of the Pool Receivables, and the current and/or historical ratios of losses to liquidations and/or outstandings with respect to the Receivables Pool, such other information as may be required to be disclosed, in the Administrator's reasonable judgment, under applicable securities laws.

          (b)  Disclosure.  Notwithstanding subsection (a), each party may
               ----------                   --------------
     disclose any Seller Information:

               (i) to any of such party's independent attorneys, consultants and auditors, and to each Liquidity Bank, the Credit Bank, any dealer or placement agent for Senior Purchaser's commercial paper, and any actual or potential assignees of, or participants in, any of the rights or obligations of Purchasers, any Liquidity Bank, the Credit Bank, the Administrator or the Relationship Bank under or in connection with this Agreement, (excluding, however, from the foregoing Norwest Financial, Inc., Community Credit Company and the consumer lending divisions of Norwest) who (A) in the good faith belief of such party, have a need to know such Seller Information, (B) are informed by such party of the confidential nature of the Seller Information and the terms of this Section 13.07, and (C) are subject
                                            -------------
          to confidentiality restrictions generally consistent with this Section
                                                                         -------
          13.07,
          -----

               (ii) to any rating agency that maintains a rating for Senior Purchaser's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of Senior Purchaser in connection with such rating,

               (iii) to any other party to this Agreement, for the purposes contemplated hereby,

               (iv) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or

               (v)  subject to subsection (c), in the event such party is
                               --------------
          legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Seller Information.

          (c) Legal Compulsion.  In the event that any party hereto (other than
              ----------------
     Seller) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Seller Information, such party will (or will cause its representative to)

               (i) provide Seller with prompt written notice so that (A) Seller or any other Seller Information Provider may seek a protective order or other appropriate remedy, or (B) Seller may, if it so chooses, agree that such party (or its representatives) may disclose such Seller Information pursuant to such request or legal compulsion; and

               (ii) unless Seller agrees that such Seller Information may be disclosed, make a timely objection to the request or compulsion to provide such Seller Information on the basis that such Seller Information is confidential and subject to the agreements contained in this Section 13.07.
               -------------

     In the event such protective order or remedy is not obtained, or Seller waives compliance with the provisions of this Section 13.07, such party
                                                   -------------
     will furnish only that portion of the Seller Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be afforded the Seller Information.

          (d)  This Section 13.07 shall survive termination of this Agreement.
                    -------------

     SECTION 13.08.  Confidentiality of Program Information.
                     --------------------------------------

          (a)  Confidential Information.  Each party hereto acknowledges that
               ------------------------
     Norwest and State Street Capital regard the structure of the transactions contemplated by this Agreement to be proprietary, and each such party severally agrees that:

               (i) it will not disclose without the prior consent of State Street Capital and Norwest (other than to the directors, employees, auditors, counsel or affiliates (collectively, "representatives") of State Street Capital or Norwest, each of whom shall be informed by such party of the confidential nature of the Program Information (as defined below) and of the terms of this Section 13.08), (A) any
                                                  -------------
          information regarding the pricing in, or copies of, this Agreement or any transaction contemplated hereby, (B) any information regarding the organization, business or operations of Purchasers generally or the services performed by the Administrator or the Relationship Bank for Senior Purchaser, or (C) any information which is furnished by State Street Capital or Norwest to such party and which is designated by State Street Capital or Norwest to such party in writing or otherwise as confidential or not otherwise available to the general public (the information referred to in clauses (A), (B) and (C) is collectively
                                     ----------------     ---
          referred to as the "Program Information"); provided, however, that
                              -------------------    --------  -------
          such party may disclose any such Program Information (i) to any other party to this Agreement for the purposes contemplated hereby (including to any permitted assignee under Article XI, (ii) as may be
                                                     ----------
          required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, (iii) in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or (IV) subject to subsection (c), in
                                                              --------------
          the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Program Information;

               (ii) it will use the Program Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto; and

               (iii) it will, upon demand, return (and cause each of its representatives to return) to State Street Capital or Norwest, as the case may be, all documents or other written material received from State Street Capital or Norwest, as the case may be, as the case may be, in connection with (a)(i)(B) or (C) above and all copies thereof
                                 ---------    ---
          made by such party which contain the Information.

          (b)  Availability of Confidential Information.  This Section 13.08
               ----------------------------------------        -------------
     shall be inoperative as to such portions of the Program Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than State Street Capital or were known to such party on a nonconfidential basis prior to its disclosure by State Street Capital.

          (c)  Legal Compulsion to Disclose.  In the event that any party or
               ----------------------------
     anyone to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Information, such party will

               (i) provide State Street Capital with prompt written notice so that State Street Capital may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this
          Section 13.08; and
          -------------

               (ii)  unless State Street Capital waives compliance by such party with the provisions of this Section 13.08, make a timely objection to
                                      -------------
          the request or confirmation to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this Section 13.08.
                                       -------------

     In the event that such protective order or other remedy is not obtained, or State Street Capital waives compliance with the provisions of this Section
                                                                        -------
     13.08, such party will furnish only that portion of the Program Information
     -----
     which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information.

          (d)  Survival.  This Section 13.08 shall survive termination of this
               --------        -------------
     Agreement.

     SECTION 13.09.  Covenant to Cooperate.  Cityside, Seller, Servicer and
                     ---------------------
Purchasers covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant to reasonably cooperate with each other in providing any additional information required by any of them in connection with their respective duties hereunder.

     SECTION 13.10.  Captions and Cross References.  The various captions
                     -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION 13.11.  Integration.  This Agreement contains a final and complete
                     -----------
integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     SECTION 13.12.  GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND
                     -------------
DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF PURCHASERS IN THE RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 13.13.  WAIVER OF JURY TRIAL.  SELLER AND SERVICER HEREBY EXPRESSLY
                     --------------------
WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

     SECTION 13.14.  CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.  SELLER AND
                     ---------------------------------------------
SERVICER HEREBY ACKNOWLEDGE AND AGREE THAT:

          (A) THEY IRREVOCABLY (I) SUBMIT TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (II) AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (III) WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO

     SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

          (B) TO THE EXTENT THAT THEY HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, THEY HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR RESPECTIVE OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

     SECTION 13.15.  Execution in Counterparts.  This Agreement may be executed
                     -------------------------
in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     SECTION 13.16.  No Recourse Against Other Parties.  No recourse under any
                     ---------------------------------
obligation, covenant or agreement of any party hereto contained in this Agreement shall be had against any stockholder, employee, officer, director, or incorporator of any such party, provided, however, that nothing in this Section
                                --------  -------                       -------
13.16 shall relieve any of the foregoing Persons from any liability which such
-----
Person may otherwise have directly under any Transaction Document or for his/her or its gross negligence or willful misconduct.

     SECTION 13.17.  Advice From Independent Counsel.  The parties hereto
                     -------------------------------
understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party hereto represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.



                                 [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR RESPECTIVE OFFICERS THEREUNTO DULY AUTHORIZED, AS OF THE DATE FIRST ABOVE WRITTEN.

                              CITYSIDE FINANCE CORPORATION I,
                              AS SELLER


                              By: /s/ Michael J. Sherlock
                                  -------------------------------
                                  Michael J. Sherlock
                                  President

                              8100 Mitchell Road, Suite 500
                              Eden Prairie, Minnesota 55344
                              Facsimile No.:  (612) 937-7856
                              Attention:  Michael J. Sherlock


                              CITYSIDE FINANCIAL SERVICES
                               OF WISCONSIN, INC.,
                              as Servicer


                              By: /s/ Michael J. Sherlock
                                  -------------------------------
                                  Michael J. Sherlock
                                  President

                              8100 Mitchell Road, Suite 200
                              Eden Prairie, Minnesota 55344
                              Facsimile No.:  (612) 937-7856
                              Attention:     Michael J. Sherlock


                              CLIPPER RECEIVABLES CORPORATION,
                              as Senior Purchaser


                              By: /s/ Jeffrey R. Gray
                                  -------------------------------
                                  Jeffrey R. Gray
                                  Vice President

                              P.O. Box 4024
                              Boston, Massachusetts 02101
                              Facsimile No.:  (617) 951-7050
                              Attention: R. Douglas Johnson

              [Signature Page I to Receivables Purchase Agreement]

                              STATE STREET BOSTON CAPITAL CORPORATION, AS
                              ADMINISTRATOR


                              By: /s/ S. Sean Chen
                                  -------------------------------
                                  S. Sean Chen
                                  Vice President

                              225 Franklin Street
                              Boston, Massachusetts 02110
                              Facsimile No.:  (617) 350-4020
                              Attention:  Clipper Funds


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Subordinated Purchaser


                              By: /s/ Brent C. Fossey
                                  -------------------------------
                                  Brent C. Fossey
                                  Vice President

                              Norwest Center
                              Sixth and Marquette
                              Minneapolis, MN 55479-0089
                              Facsimile No.:  (612) 667-7266
                              Attention:    Asset Securitization
                                            Group


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Relationship Bank


                              By: /s/ Brent C. Fossey
                                  -------------------------------
                                  Brent C. Fossey
                                  Vice President

                              Norwest Center
                              Sixth and Marquette
                              Minneapolis, MN 55479-0089
                              Facsimile No.:  (612) 667-7266
                              Attention:    Asset Securitization
                                            Group



             [Signature Page II to Receivables Purchase Agreement]

Agreed to and Accepted by:

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Custodian and
Paying Agent


By:   /s/ Michael G. Luger
    -------------------------------
    Michael G. Luger
    Corporate Trust Officer

Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Facsimile No.:  (612) 667-9825
Attention:   William T. Milbauer



             [Signature Page III to Receivables Purchase Agreement]

                                 APPENDIX A

                                 DEFINITIONS


     THIS IS APPENDIX A TO THE RECEIVABLES PURCHASE AGREEMENT DATED AS OF OCTOBER 23, 1995 AMONG CITYSIDE FINANCE CORPORATION I, CITYSIDE FINANCIAL SERVICES OF WISCONSIN, INC., CLIPPER RECEIVABLES CORPORATION, AS SENIOR PURCHASER, STATE STREET BOSTON CAPITAL CORPORATION, AS ADMINISTRATOR AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS SUBORDINATED PURCHASER AND RELATIONSHIP BANK (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THIS "AGREEMENT"). EACH REFERENCE IN THIS Appendix A to any Section, Appendix or
                                      ----------
Exhibit refers to such Section of or Appendix or Exhibit to this Agreement.

     A.   Defined Terms.  As used in this Agreement, unless the  context
          -------------
requires a different meaning, the following terms have the meanings indicated herein below:

     "Administrator" has the meaning set forth in the preamble.
      -------------                                   --------

     "Administrator's Office" means the office of the Administrator at 225
      ----------------------
Franklin Street, Boston, Massachusetts 02110, Attention: Clipper Funds, or such other address as shall be designated by the Administrator in writing to Seller and Purchasers.

     "Affected Party" means each Purchaser, each Liquidity Bank, any Assignee or
      --------------
Participant of either Purchaser or any Liquidity Bank, the Credit Bank, any Assignee or Participant of the Credit Bank, State Street Capital, any successor to the State Street Capital as Administrator, Norwest, any successor to Norwest as Relationship Bank, Paying Agent, Custodian, Back-Up Servicer, Back-Up Purchaser or Subordinated Purchaser, any sub-agent of the Administrator, the Collateral Agent, any successor of First Chicago as Collateral Agent and any co-agent or sub-agent of the Collateral Agent.

     "Affiliate" when used with respect to a Person means any other person
      ---------
controlling, controlled by, or under common control with, such Person.

     "Aggregate Purchasers' Investments" means the sum of the Senior Investment
      ---------------------------------
and the Subordinated Investment.

     "Alternate Base Rate" means, on any date, a fluctuating rate of interest
      -------------------
per annum equal to the higher of
--- -----

          (a) the rate of interest most recently announced by the Liquidity Agent in Minneapolis, Minnesota, as its "base rate" or "prime rate" of interest, or any similar successor rate so specified by the Liquidity Agent; and

          (b) the Federal Funds Rate (as defined below) most recently determined by the Liquidity Agent, plus 1.0%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Liquidity Agent in connection with extensions of credit.

     "Arrangement Fee" has the meaning set forth in Section 4.01.
      ---------------                               ------------

     "Assessment Rate" for any Yield Period means the annual assessment rate per
      ---------------
annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) applicable to the Relationship Bank its insured deposits, on the Business Day immediately preceding the first day of such Yield Period under the Federal Deposit Insurance Act, determined by analyzing the most recent assessment levied on the Relationship Bank by the Federal Deposit Insurance Corporation (or any successor) with respect to such deposits.

     "Asset Tranche" means at any time a portion of the Senior Purchaser's
      -------------
Interest selected by the Administrator pursuant to Section 2.01.
                                                   ------------

     "Back-Up Purchaser" shall mean Norwest or any successor party which is
      ------------------
named as Back-Up Purchaser pursuant to the Liquidity Agreement.

     "Back-Up Servicer" shall mean Norwest or any successor party which has
      ----------------
entered into a Back-Up Servicing Agreement.

     "Back-Up Servicing Agreement" means the Back-Up Servicing Agreement of even
      ---------------------------
date herewith, pursuant to which the Back-Up Servicer agrees to act as Servicer in the event the existing Servicer is terminated and the Administrator elects to delegate the Servicer's responsibilities to the Back-Up Servicer.

     "Bank Rate" for any Yield Period with respect to any Asset Tranche means
      ---------

          (a) in the case of any Yield Period other than a Yield Period described in clause (b), an interest rate per annum equal to the sum of (x)
                  ----------                   --- -----
     the applicable Bank Rate Margin plus (y) the Eurodollar Rate (Reserve
                                     ----
     Adjusted) for such Yield Period;

          (b)  in the case of:

               (i) any Yield Period after the day on which Subordinated Purchaser, any Liquidity Bank or the Credit Bank shall have notified the Administrator that (A) the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Person to fund such Asset Tranche at the rate described in clause (a), or (B) due to market conditions affecting the
                       ----------
          London interbank eurodollar market, funds are not reasonably available to such Person in such market in order to enable it to fund such Asset Tranche at the rate described in clause (a) (and in the case of
                                           ----------
          subclause (A) or (B), such Person shall not have subsequently notified
          -------------    ---
          the Administrator that such circumstances no longer exist), or

               (ii) any Yield Period as to which the Administrator does not receive notice or determine, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Yield Period, that the related Asset Tranche will be funded by Liquidity Purchases and not by the issuance of Commercial Paper Notes, or

               (iii) any Yield Period for an Asset Tranche the Senior Purchaser's Tranche Investment of which is less than $500,000,

     an interest rate per annum equal to the Alternate Base Rate in effect from
                      --- -----
     time to time during such Yield Period.

     Bank Rate Margin means:
     ----------------

          (a) 1.00%, in the case of any Yield Period commencing and termination within the sixty-day period immediately following the funding of an Asset Tranche by a Liquidity Purchase;

          (b) 2.00%, in the case of any Yield Period commencing or terminating after the sixty-day period immediately following the funding of an Asset Tranche by a Liquidity Purchase; and

          (c) 3.00%, in the case of any Yield Period occurring during any period when a Liquidation Event or unmatured Liquidation Event shall have occurred and is continuing

     (whether during or after the sixty-day period immediately following the funding of an Asset Tranche by a Liquidity Purchase).

     "Business Day" means a day on which both (a) the Administrator at its
      ------------
principal office in Boston, Massachusetts is open for business and (b) commercial banks in New York City, Minneapolis, Minnesota and Chicago, Illinois are not authorized or required to be closed for business.

     "Change in Control" means any of the following:
      -----------------

          (a) the failure of CHR to own (directly or through wholly-owned subsidiaries of CHR) free and clear of all liens, 100% of the issued and outstanding voting stock of Seller and Servicer; or

          (b) the creation or imposition of any lien on any shares of capital stock of Seller or Servicer.

     "Chapter 7 Filing" means, with respect to an Obligor, the naming of such
      ----------------
Obligor as debtor in a petition filed under, or converted to, Chapter 7 of the United States Bankruptcy Code.

     "Chapter 7 Receivable" means a Pool Receivable that is not a Defaulted
      --------------------
Receivable, but with respect to which the Obligor thereunder is the subject of a Chapter 7 Filing.

     "CHR" means C.H. Robinson, Inc., a Minnesota corporation.
      ---

     "CHR Support Agreement" means the Support Agreement of CHR of even date
      ---------------------
herewith to and for the benefit of Purchasers, the Administrator and the Relationship Bank, as the same may be amended, supplemented or otherwise modified from time to time.

     "Cityside" has the meaning set forth in the preamble.
      --------                                   --------

     "Cityside Account" has the meaning set forth in Section 3.01(b).
      ----------------                               ---------------

     "Cityside Finance" has the meaning set forth in the preamble.
      ----------------                                   --------

     "Collateral Agent" means First Chicago in its capacity as Collateral Agent,
      ----------------
together with any successors thereto, under the Security Agreement.

     "Collection Account" has the meaning set forth in Section 3.01(a).
      ------------------                               ---------------

     "Collection Agent" means First Chicago as the Collection Agent under the
      ----------------
Program Supplement, and any successor Collection Agent appointed for purposes of the transactions contemplated in the Transaction Documents pursuant to the Program Supplement.

     "Collections" means, with respect to any Receivable, all funds which either
      -----------
(a) are received by Seller or Servicer from or on behalf of an Obligor or guarantor in payment of amounts owed under or with respect to such Receivable or the related Contract, including, without limitation, principal, interest, finance charges, rule of 78's rebates, insurance proceeds, insurance payments that Seller or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable, dealer reserve rebates, warranty rebates, net proceeds of sale or other dispositions of Financed Vehicles or other Related Security, or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon and all other charges in respect of such Receivable, or applied to such amounts owed by an Obligor, or (b) are deemed to have been received by Seller or any other Person as a Collection pursuant to Section 3.04.
                                             ------------

     "Collections Remittance Day" means the last Business Day of each week.
      --------------------------

     "Commercial Paper Holders" means the holders from time to time of the
      ------------------------
Commercial Paper Notes.

     "Commercial Paper Notes" means short-term promissory notes issued or to be
      ----------------------
issued by Senior Purchaser to fund its investments in accounts receivable or other financial assets.

     "Concentration Limit" means the applicable percentage limit for each
      -------------------
category of Contracts set forth below (which limit is expressed as a percentage of the Net Receivables Balance of all Eligible Receivables in the Receivables
Pool):

          any single state          60%
          any single dealer          5%
          any single dealer group    5%*

*This percentage shall be increased to 10% with respect to any particular dealer group in the sole discretion of the Administrator and the Relationship Bank, upon submission to them of (a) financial statements for each member of the proposed dealer group, (b) evidence that the principal business of each member of such dealer group includes the sale of new automobiles and light trucks and
(c) evidence that each member of such dealer group has successfully conducted the business described in clause (b) for not less than five
                                    ----------
consecutive calendar years.

     "Contract" means an automobile or light truck installment sales contract or
      --------
promissory note or notes secured by a security interest in a Financed Vehicle.
A "related" Contract with respect to the Receivables means a Contract under which a Receivable in the Receivables Pool arises or which is relevant to the collection or enforcement of such Receivables.

     "Contract File" shall mean, with respect to each Contract, the file
      -------------
maintained by the Custodian with respect to such Contract, which shall include, without limitation, (a) the fully executed original Contract, properly assigned to, or originated by, Cityside, (b) a fully executed original assignment from Cityside to Seller, assigning all of Cityside's right, title, claim and interest in such Contract and all Related Security to Seller (which assignment may be included in another Contract File if it also covers other Contracts transferred on the same Purchase Date), (c) a fully executed original assignment from Seller to Purchasers, assigning all of Seller's right, title, claim and interest in such Contract and all Related Security to Purchasers (which assignment may be included in another Contract File if it also covers other Contracts transferred on the same Purchase Date) and (d) a copy of the certificate of title or lien card or a Dealer guaranty of delivery thereof, or the application for the certificate of title, with respect to the related Financed Vehicle, in each case indicating that Servicer is or will be shown thereon as secured party.

     "CP Rate" for any period means a rate per annum calculated by the
      -------                              --- -----
Administrator equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper
                --- -----
Notes on each day during such period have been sold by the commercial paper placement agents selected by the Administrator, plus (ii) the commissions and
                                                ----
charges charged by such commercial paper placement agents with respect to such Commercial Paper Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum.
                                                 --- -----

     "Credit Agreement" means and includes (a) the Credit Agreement, dated as of
      ----------------
September 24, 1992 between Senior Purchaser and the Credit Bank and (b) any other Agreement (other than the Liquidity Agreement) hereafter entered into by Senior Purchaser providing for the issuance of one or more letters of credit for the account of Senior Purchaser, the making of loans to Senior Purchaser or any other extensions of credit to or for the account of Senior Purchaser to support all or any part of Senior Purchaser's payment obligations under its Commercial Paper Notes or to provide an alternate means of funding Senior Purchaser's investments in accounts receivable or other financial assets, in each case as amended, supplemented or otherwise modified from time to time.

     "Credit and Collection Policy" means those credit and collection policies
      ----------------------------
and practices relating to Contracts and Receivables as set forth and described in Exhibit 5.01(s-1),. as modified without violating Section 7.03(c).
   -----------------                                 ---------------

     "Credit Bank" means and includes State Street Bank, as Lender to Senior
      -----------
Purchaser and as issuer of a letter of credit for Senior Purchaser's account under the Credit Agreement, and any other or additional bank or other financial institution now or hereafter extending credit or having a commitment to extend credit to or for the account of Senior Purchaser under the Credit Agreement.

     "Credit Draw" means a loan in respect of, or a purchase of a percentage
      -----------
interest in, the Senior Interest made by the Credit Bank pursuant to the Credit Agreement or a disbursement made by the Credit Bank under a letter of credit issued pursuant to the Credit Agreement.

     "Custodial Agreement" means the Custodial Agreement of even date herewith
      -------------------
pursuant to which the Custodian agrees to act as Custodian for and on behalf of Purchasers to hold all Contracts and Contract Files which may from time to time become subject to this Agreement.

     "Custodian" means Norwest, or any successor to Norwest in such capacity.
      ---------

     "Cut-Off Date" means the last day of each Settlement Period.
      ------------

     "Dealer" means a Person in the business of selling new or used automobiles
      ------
or light trucks at retail prices to the general public.

     "Default Interest" has the meaning set forth in Section 3.05(b).
      ----------------                               ---------------

     "Default Ratio" means the ratio (expressed as a percentage) computed as of
      -------------
the Cut-Off date by dividing (a) the product of (i) 12 and (ii) the aggregate Unpaid Balance of all Pool Receivables that became Defaulted Receivables during the Settlement Period ending on the most recent Cut-Off Date, by (b) the aggregate Unpaid Balance of all Pool Receivables on such date.

     "Defaulted Receivable" means a Receivable: (a) as to which any payment, or
      --------------------
part thereof, remains unpaid for 150 days from the original due date for such payment, (b) with regard to which an Event of Bankruptcy as to the Obligor thereunder, other than a Chapter 7 Filing, has occurred and remains continuing,
(c) as to which the Obligor is the subject of a Chapter 7 Filing and (i) any payment, or part thereof, remains unpaid for 90 days from the original due date for such payment or (ii) such Obligor has not reaffirmed the indebtedness evidenced thereby in accordance with Section 524(c) of the United States Bankruptcy Code within 60 days following the commencement of such Chapter 7 Filing, (d) as to which payments have been extended, or the terms of payment thereof rewritten, without the Administrator's and the Relationship Bank's consent, (e) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible, (f) with respect to which the Servicer has elected not to make an advance to cover an overdue payment as contemplated in Section 3.07 thereunder or (g) as to which the Obligor thereof
                ------------
is the Obligor on any other Defaulted Receivable.

     "Delinquency Ratio" means the ratio (expressed as a percentage) computed as
      -----------------
of the Cut-Off Date by dividing (a) the aggregate Unpaid Balance of Pool Receivables, together with accrued and unpaid interest thereon, that became (and continued until the applicable Cut-Off Date as) Delinquent Receivables during the applicable number of Settlement Periods ending on the most recent Cut-Off Date by (b) the aggregate Unpaid Balance of all Pool Receivables, together with accrued and unpaid interest thereon, on such date.

     "Delinquent Receivable" means a Receivable that is not a Defaulted
      ---------------------
Receivable and as to which any payment, or part thereof, remains unpaid for 60 days or more from the original due date for such payment.

     "Depository Accounts" has the meaning set forth in Section 3.01(a).
      -------------------                               ---------------

     "Depository Bank" means a financial institution in which a Depository
      ---------------
Account has been opened, as contemplated in Section 3.01(b).
                                            ---------------

     "Depository Letter" means a letter, in substantially the form of Exhibit
      -----------------                                               -------
3.01(b), from Servicer and Relationship Bank to a Depository Bank.
-------

     "Designated Obligor" means, at any time, all Obligors of Seller except any
      ------------------
such Obligor as to which the Administrator has, at least three Business Days prior to the date of determination, given notice to Seller that such Obligor shall not be considered a Designated Obligor.

     "Dollars" means dollars in lawful money of the United States of America.
      -------

     "Downgraded Liquidity Bank" means a Liquidity Bank which has been the
      -------------------------
subject of a Downgrading Event.

     "Downgrading Event" with respect to any Person means the lowering of the
      -----------------
rating with regard to the short-term securities of such Person to below (i) A-1 by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or (ii) P-1 by Moody's Investors Service, Inc.

     "Earned Discount" means, with respect to the Senior Investment, for any
      ---------------
Yield Period with respect to any Asset Tranche, or, in the case of the Asset Tranche funded by Commercial Paper Notes, for any Settlement Period:

          PTI x ER x ED + NSO
          -------------
               360

     where:
     -----

     PTI = the daily average (calculated at the close of business each day) of the Senior Purchaser's Tranche Investment in such Asset Tranche during such Yield Period or Settlement Period, as applicable,

     ER =      the Earned Discount Rate for such Yield Period or Settlement
               Period,

     ED = the actual number of days elapsed during such Yield Period or Settlement Period, and

     NSO =     the Senior Purchaser Net Swap Obligation for such Settlement
               Period.

     "Earned Discount Rate" means, with respect to the Senior Investment, for
      --------------------
any Yield Period with respect to any Asset Tranche, or, in the case of the Asset Tranche funded by Commercial Paper Notes, for any Settlement Period:

          (a) in the case of an Asset Tranche funded by a Liquidity Purchase, the Bank Rate for such Asset Tranche and such Yield Period;

          (b) in the case of an Asset Tranche funded by a Credit Draw, a rate per annum equal for each day during the Settlement Period to the sum of (i)
     --- -----
     the Alternate Base Rate in effect on such day and (ii) 2%; and

          (c) in the case of the Asset Tranche funded by Commercial Paper Notes, the CP Rate for the related Yield Period or for such Settlement Period, as applicable;

provided, however, that on any day when any Liquidation Event or Unmatured
--------  -------
Liquidation Event shall have occurred and is continuing, the Earned Discount Rate for each Asset Tranche described in clause (b) or (c) above shall mean a
                                         ----------    ---
rata per annum equal to the higher of (i) the Alternate Base Rate plus 2% and
     --- -----                                                    ----
(ii) the rate otherwise applicable to such Asset Tranche during the current Yield Period or Settlement Period plus 2%.
                                  ----

     "Eligible Contract" means a Contract in one of the forms set forth in
      -----------------
Exhibit 5.01 (s-2) or otherwise approved by the Administrator.
------------------

     "Eligible Investments" means any one or more of the following obligations
      --------------------
or securities:

          (a) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $500,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have one of the two highest short-term credit rating available from Moody's Investors Service, Inc. and Standard &

     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.;

          (c) repurchase obligations with respect to and collateralized by (i) any security described in clause (a) above or (ii) any other security
                               ----------
     issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause (a)
                                                                  ----------
     above, provided that the Paying Agent has taken delivery of such security;
            --------

          (d) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations, but excluding Commercial Paper Notes) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit rating from Moody's and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. at the time of such investment; and

          (e) shares in a mutual fund investing solely in short term securities of the United States government and/or securities described in clause (c)
                                                                    ----------
     above where the mutual fund custodian has taken delivery of the collateralizing securities, provided that (i) such fund shall have one of
                                 -------- ----
     the two highest short-term credit rating available from Moody's and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and (ii) such shares shall be freely transferable by the holder on a daily basis.

     "Eligible Receivable" means, at any time, a Receivable:
      -------------------

          (a) which, (i) was originated by a Dealer or Cityside for the retail sale of a Financed Vehicle in the ordinary course of a Dealer's business,
     (ii) was originated or purchased by, and validly assigned to, Cityside, and was purchased by, and validly assigned to Seller pursuant to the Purchase and Sale Agreement, (iii) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for realization against the related Financed Vehicle, (iv) is a fully amortizing simple interest (computed for each year on the basis of either the actual number of days elapsed or twelve 30-day months) or Rule of 78's receivable which provides for level monthly payments (provided that the payment in the first monthly period and the final monthly period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Financed Amount over an original stated term of not more than 66 months, (v) has a Financed Amount not greater than $35,000 and (vi) bears an annual percentage rate not less than 12.50%;

          (b) which, (i) if the perfection of Purchasers' respective undivided ownership interests therein is governed by the laws of a jurisdiction where the UCC -- secured transactions is in force, constitutes chattel paper as defined in the UCC as in effect in such jurisdiction, and (ii) if the perfection of the Purchasers' respective undivided ownership interests therein is governed by the law of any jurisdiction where the Uniform Commercial Code -- secured transactions is not in force, Seller has furnished to the Administrator such opinions of counsel and other evidence as has reasonably been requested, establishing to the reasonable satisfaction of the Administrator that the Purchasers' respective undivided ownership interests and other rights with respect thereto are not significantly less protected and favorable than such rights under the UCC;

          (c) the Obligor of which is resident of the United States, or any of its possessions or territories, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

          (d) the Obligor of which is a Designated Obligor;

          (e) the Obligor of which is not the Obligor of any Defaulted
     Receivable;

          (f) which is not a Defaulted Receivable;

          (g) with regard to which (i) the original terms were not extended, modified, deferred, adjusted, restructured or restated unless (A) at the time of any such restructuring no payment due thereunder, or part thereof, was more than 45 days delinquent (B) no payment, or part thereof, remains unpaid for 30 days or more from the original due date for such payment and
     (C) no Event of Bankruptcy shall have occurred and shall be continuing with respect to the Obligor thereunder, (ii) payment has not been 30 days or more delinquent more than five times since origination thereof, and (iii) no payment, or part thereof, remains unpaid for 45 days or more from the original due date for such payment, provided, that if any such payment is
                                         --------
     more than 30 days delinquent but not more than 45 days delinquent, the sum of (A) the Unpaid Balance of such Receivable and (B) the Unpaid Balance of all other Receivables in the 30-45 day delinquent category being purchased on the same Purchase Date, does not (in the aggregate) exceed 2.50% of the aggregate Unpaid Balance of all Receivables being purchased on such Purchase Date;

          (h) with regard to which the warranty of Seller in Section 6.01(1) is
                                                             ---------------
     true and correct;

          (i) the sale of an undivided interest in which does not contravene or conflict with any law;

          (j) which is denominated and payable only in Dollars in the United States;

          (k) which arises under an Eligible Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and, constitutes the legal, valid and binding obligation of the Obligor of such Receivable, enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever;

          (l) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

          (m) which (i) satisfies all applicable requirements of the Credit and Collection Policy and (ii) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Administrator may from time to time specify to Seller following thirty days' notice;

          (n) as to which the Administrator has not notified Seller that the Administrator has determined, in its sole discretion, that such Receivable (or class of Receivables) is not acceptable for purchase hereunder;

          (o) the Unpaid Balance of which, together with the Unpaid Balances of all Eligible Receivables in its respective category, does not exceed the Concentration Limit for such category;

          (p) the Contract evidencing such Receivable constitutes chattel paper within the meaning of the UCC and there is only one original executed copy of such Contract;

          (q) the Contract File with respect thereto has been delivered to the Custodian;

          (r) with respect to which, the related Contract has created an enforceable and perfected first priority security interest in the related Financed Vehicle in favor of Servicer as secured party, which security interest is prior to all other liens, claims and security interests upon and in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle);

          (s) with respect to which, the related Contract has not been satisfied, subordinated or rescinded, and the related Financed Vehicle securing such Contract has not been released from the lien of the related Contract; and

          (t) with respect to which, as of the applicable Purchase Date, the related Financed Vehicle is covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of its maximum insurable value or the Unpaid Balance due from the Obligor as of such date under the related Contract, (ii) naming Servicer and its successors and assigns as loss payee and (iii) insuring against damage due to fire, theft, transportation, collision and other risks customarily covered by comprehensive and collision insurance, and the related Contract requires the Obligor to maintain such physical loss and comprehensive insurance throughout the term of the loan evidenced by such Receivable for the benefit of Servicer, its successors and assigns.

     "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Eurodollar Business Day" means a day of the year on which dealings are
      -----------------------
carried on in the London interbank eurodollar market and banks are open for business in London and are not required or authorized to close in New York City, Minneapolis, Minnesota or Boston.

     "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Yield
      ----------------------------------
Period and any funding subject thereto, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

          Eurodollar Rate  =  Eurodollar Rate
                              ---------------
       (Reserve Adjusted)     1-Eurodollar
                            Reserve Percentage

     "Eurodollar Rate" means, with respect to any Yield Period and any Asset
      ---------------
Tranche or Subordinated Interest Funding, as the case may be, the rate per annum determined by the Relationship Bank between the opening of business and 12:00 noon, Minneapolis, Minnesota, time on the second Eurodollar Business Day prior to the beginning of such Yield Period, to be a rate at which U.S. Dollar deposits are offered to major banks in the London interbank eurodollar market for funds to be made available on the first day of such Yield Period and maturing one month thereafter.

     "Eurodollar Reserve Percentage" means, with respect to the computation of
      -----------------------------
any Eurodollar Rate (Reserve Adjusted), the then applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D.

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a
      -------------------
Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 30 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Excess Yield" means, as of the date of determination, the excess of the
      ------------
Purchased Yield over the Receivables Yield.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
      ------------

     "Facility Amount" shall mean $24,000,000, or such higher amount as may be
      ---------------
established in accordance with Section 1.05.
                               ------------

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------                                                     ---
annum equal (for each day during such period) to
-----

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Boston; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by State Street Bank from three federal funds brokers of recognized standing selected by it.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System, or any successor thereto or to the functions thereof.

     "Final Payout Date" means the date following the Termination Date on which
      -----------------
the Aggregate Purchasers' Investments shall have been reduced to zero and all other amounts payable by Seller under the Transaction Documents shall have been paid in full.

     "Financed Amount" means, with respect to any Receivable, the original
      ---------------
amount of the loan made to the related Obligor pursuant to, and evidenced by, the related Contract.

     "Financed Vehicle" shall mean the new or used automobile or light truck
      ----------------
securing repayment of the loan evidenced by a Contract.

     "First Chicago" means the First National Bank of Chicago, a national
      -------------
banking association.

     "Force-Placed Insurance" has the meaning set forth in Section 8.02(f).
      ----------------------                               ---------------

     "Indemnified Amounts" has the meaning set forth in Section 12.01.
      -------------------                               -------------

     "Indemnified Party" has the meaning set forth in Section 12.01.
      -----------------                               -------------

     "Information Package" has the meaning set forth in Section 3.03.
      -------------------                               ------------

     "Interest Amount" means, with respect to the Subordinated Investment, for
      ---------------
any Yield Period:

          SI x SIR x ED
          -------------
               360

     where:
     ------

     SI = the daily average (calculated at the close of business each day) of the Subordinated Investment during such Yield Period,

     ED =      the actual number of days elapsed during such Yield Period, and

     SIR =     the Subordinated Interest Rate for such Yield Period.

     "Interest Rate Agreement" means the Senior Purchaser Interest Rate
      -----------------------
Agreement, the State Street Interest Rate Agreement, the Servicer Interest Rate Agreement and each and every other agreement with respect to which Seller hedges all or a portion of its interest rate risk with respect to the Receivables Pool, as contemplated in Section 7.01(i).
                   ---------------

     "Investment Limit" means the Senior Investment Limit or the Subordinated
      ----------------
Investment Limit, as the context may require.

     "Lien Release" means a letter addressed to Senior Purchaser, Subordinated
      ------------
Purchaser, Seller and Cityside from First Bank National Association, submitted in a connection with a Purchase Notice, referencing such Purchaser Notice and the Receivables therein described and stating that upon receipt by First Bank National Association of immediately available funds in a specified amount each and every security interest, lien, pledge, right, title, claim and interest of First Bank National Association in and to the referenced Receivables and all related Contracts, Related Security, Collections and all other Property with respect thereto shall be deemed automatically terminated, satisfied, released and cancelled, without any further notice by or writing of First Bank National Association, in form and content reasonably acceptable to the Administrator and Subordinated Purchaser.

     "Liquidation Event" has the meaning set forth in Section 9.01.
      -----------------                               ------------

     "Liquidation Period" means the period commencing on the date on which the
      ------------------
Purchaser's respective commitments to purchase Receivables under Section 1.01(a)
                                                                 ---------------
have expired or been terminated and ending on the Final Payout Date, as specified in Article IX.
             ----------

     "Liquidity Agent" means Norwest, as agent for the Liquidity Banks under the
      ---------------
Liquidity Agreement, or any successor
to Norwest in such capacity.

     "Liquidity Agreement" means and includes (a) the Liquidity Agreement of
      -------------------
even date herewith by and among Senior Purchaser, as Borrower, State Street Capital, as Program Administrator, Norwest as Liquidity Agent, and certain other financial institutions, and (b) any other agreement hereafter entered into by Senior Purchaser providing for the purchase of a percentage in the Senior Interest or making of loans or other extensions of credit to Senior Purchaser secured by a direct or indirect security interest in the senior interest (or any portion thereof), to support all or part of Senior Purchaser's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding Senior Purchaser's investments in accounts receivable or other financial assets, and under which the amount available from such purchasing or extensions of credit is limited to an amount calculated by reference to the value or eligible unpaid balance of such accounts receivable or other financial assets or any portion thereof or the level of deal-specific credit enhancement available with respect thereto, as such Liquidity Agreement or other agreement may be amended, supplemented or otherwise modified from time to time.

     "Liquidity Bank" means any one of, and "Liquidity Banks" means all of,
      --------------                         ---------------
Norwest, First Bank, National Association and the other commercial lending institutions that are at any time parties to the Liquidity Agreement.

     "Liquidity Purchase" means a purchase of a percentage interest of the
      ------------------
Senior Interest by a Liquidity Bank (or simultaneous purchases made by the Liquidity Banks) pursuant to the Liquidity Agreement.

     "Material Adverse Effect" with respect to any event or circumstance, a
      -----------------------
material adverse effect on:

               (i) the business, assets, financial condition, operations or prospects of Seller, Servicer or CHR;

               (ii) the ability of Servicer, Seller or CHR to perform its obligations under this Agreement or any other Transaction Document;

               (iii) the validity, enforceability or collectibility of this Agreement, any other Transaction Document, the Receivables or the related Contracts; or

               (iv) the status, existence, perfection, priority or enforceability of Purchasers' interest in the Pool Receivables.

     "Net Receivables Balance" at any time means an amount equal to the
      -----------------------
aggregate principal portion of the Unpaid Balance of all Eligible Receivables in the Receivables Pool. Initially, with respect to each Eligible Receivable, the aggregate principal portion of the Unpaid Balance shall be equal to the Financed Amount.

     "Net Swap Payment" means, as of any Settlement Date, the net amount, if
      ----------------
any, due and payable by Norwest to Servicer pursuant to the Servicer Interest Rate Agreement.

     "Norwest" has the meaning set forth in the Preamble.
      -------                                   --------

     "Obligor" means a Person obligated to make payments with respect to a
      -------
Receivable, including any guarantor thereof.

     "Paying Agent" shall mean Norwest or any successor or designee of Norwest.
      ------------

     "Percentage" has the meaning set forth in Section 1.03.
      ----------                               ------------

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "Pool Receivable" means a Receivable in the Receivables Pool.
      ---------------

     "Principal Collections" means with respect to a Settlement Period, the sum
      ---------------------
of (a) that portion of Collections received during such Settlement Period constituting (i) any payment of principal with respect to a Receivable which is received from or on behalf of an Obligor, whether such payment is scheduled or unscheduled and (ii) with respect to any action or proceeding instituted in respect of a Receivable, Financed Vehicle or claims under an insurance policy insuring a Financed Vehicle, all net cash amounts realized thereby after payment of the reasonable costs incurred in the realization thereof, whether such Collection is effected through litigation, sale, repossession or otherwise, including, without limitation, cash sale proceeds received upon the sale of a Financed Vehicle, (b) all Collections deemed received during such Settlement Period pursuant to Section 3.04 and (c) an amount equal to the Unpaid Balance of
                   ------------
all Receivables which became Defaulted Receivables during such Settlement
Period.

     "Program Administration Agreement" means the Program Administration
      --------------------------------
Agreement dated as of September 24, 1992 between Senior Purchaser and State Street Capital, as Program Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

     "Program Documents" means the documents relating to the Senior Purchaser's
      -----------------
commercial paper program, including the Program Administration Agreement, the Security Agreement and the Program Supplement.

     "Program Fee" has the meaning set forth in Section 4.01.
      -----------                               ------------

     "Program Information" has the meaning set forth in Section 13.08.
      -------------------                               -------------

     "Program Supplement" means the supplement to the Program Documents, dated
      ------------------
as of June 28, 1995, among the Purchaser, the Administrator and certain other parties, as the same may be amended, supplemented or otherwise modified from time to time.

     "Property" has the meaning set forth in Section 1.04(a).
      --------                               ---------------

     "Purchase" has the meaning set forth in Section 1.01(a).
      --------                               ---------------

     "Purchase and Sale Agreement" means the Purchase and Sale Agreement of even
      ---------------------------
date herewith between Seller, as purchaser of Receivables, and Cityside, as seller of such Receivables.

     "Purchase Cut-Off Date" means (a) with respect to purchases to be made on
      ---------------------
the 8th Business Day of a month, the last day of the immediately preceding calendar month and (b) with respect to purchases to be made on the 22nd calendar day of a month, the 8th Business Day preceding such calendar day of that month.

     "Purchase Date" has the meaning set forth in Section 1.02(a).
      -------------                               ---------------

     "Purchase Notice" has the meaning set forth in Section 1.02(a).
      ---------------                               ---------------

     "Purchase Termination Date" means that day on which a Liquidation Event has
      -------------------------
occurred and is continuing, and

          (a) the Administrator or the Subordinated Purchaser declares a purchase Termination Date in a notice to Seller in accordance with Section
                                                                        -------
     9.02(a); or
     -------

          (b) in accordance with Section 9.02(b), becomes the Purchase
                                 ---------------
     Termination Date automatically.

     "Purchased Yield" means, as of the date of determination, the sum of (a)
      ---------------
the current offered yield on a United States Treasury Security (expressed as a percentage) with a remaining maturity equal to the weighted average remaining maturity of all Pool Receivables, assuming an average prepayment rate of 1.60% of the Net Receivables Balance per month, and (b) 5.00%.

     "Purchaser" and "Purchasers" has the meaning set forth in the preamble.
      ---------       ----------                                   --------

     "Purchaser's Interest" and "Purchasers' Interests" has the meaning set
      --------------------       ---------------------
forth in Section 1.01(a).
         ---------------

     "Purchaser's Investment" shall mean the Senior Investment or the
      ----------------------
Subordinated Investment, as the context shall require.

     "Qualifying Liquidity Bank" means a Liquidity Bank with a rating of its
      -------------------------
short-term securities equal to or higher than (i) A-1 by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and (ii) P-1 by Moody's Investors Service, Inc.

     "Receivable" means any right to payment from a Person, whether constituting
      ----------
an account, chattel paper, instrument or a general intangible, arising from the sale by a Dealer of a Financed Vehicle and includes (without limitation) the right to payment of interest and all other finance charges and other obligations of such Person with respect thereto.

     "Receivables Pool" means at any time all then outstanding Receivables at
      ----------------
any time or from time to time described in a Purchase Notice, except for any such Receivables sold, conveyed and transferred to Cityside pursuant to its repurchase obligations under the Purchase and Sale Agreement, but only to the extent possession of the Contract File with respect thereto has been delivered to Cityside in accordance therewith.

     "Receivables Yield" means, as of the date of determination, the weighted
      -----------------
average annual percentage rate (as stated in the related Contracts) of all Pool Receivables as of such date.

     "Regulation D" means Regulation D of the Federal Reserve Board, or any
      ------------
other Regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

     "Regulatory Change" means, relative to any Affected Party
      -----------------

          (a) any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

               (i) United States federal or state law or foreign law applicable to such Affected Party;

               (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause
                                                                     ------
          (a)(i) or of (B) any fiscal, monetary or other authority having
          ------
          jurisdiction over such Affected Party; or

               (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or
          -------------    -------

          (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii)
                                             ----------------------    --------
     above.

     "Related Security" means, with respect to any Pool Receivable: (a) all of
      ----------------
Seller's and Cityside's right, title and interest in and to the Contract that relates to such Pool Receivable; (b) all of Seller's and Cityside's rights in and against the Financed Vehicles, if any, relating to the sale which gave rise to such Pool Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise; (d) the assignment to the Custodian, for the benefit of Purchasers and any assignees thereof, of all UCC financing statements covering any collateral securing payment of such Pool Receivable (but such assignment is made only to the extent of the interest of the Purchasers in the respective Pool Receivable); and (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise. The interest of the Purchasers in any Related Security is only to the extent of the Purchasers' undivided interest, as more fully described in the definition of Purchasers' Interests.

     "Relationship Bank" has the meaning set forth in the preamble.
      -----------------                                   --------

     "Relationship Bank Agreement" means the Relationship Bank Agreement, dated
      ---------------------------
as of September 24, 1992, among Senior Purchaser, the Administrator and the Relationship Bank, as such agreement may be amended, supplemented or otherwise modified from time to time.

     "Secured Parties" means Purchasers, the Administrator, the Relationship
      ---------------
Bank, the indemnified parties and the Affected Parties.

     "Security Agreement" means the Security Agreement dated as of September 24,
      ------------------
1992, between Senior Purchaser, as grantor, and the Collateral Agent, as secured party, as the same may be amended, supplemented or otherwise modified from time to time.

     "Seller" has the meaning set forth in the preamble.
      ------                                   --------

     "Seller Amount" means, at any time, an amount equal to the Net Receivables
      -------------
Balance minus the Aggregate Purchasers' Investments.
        -----

     "Seller Information" has the meaning set forth in Section 13.07(a).
      ------------------                               ----------------

     "Seller Information Provider" has the meaning set forth in Section
      ---------------------------                               -------
13.07(a).

     "Seller Order" means a direction letter, in such form as the Paying Agent
      ------------
and Seller may approve, specifying the Eligible Investments in which funds in the Collection Account shall be invested pursuant to Section 3.01.
                                                     ------------

     "Senior Interest" has the meaning set forth in Section 1.01(a)(i).
      ---------------                               ------------------

     "Senior Investment" means at any time with respect to the Senior Interest
      -----------------
an amount equal to the aggregate of the amounts theretofore paid to Seller for Purchases in respect of the Senior

Interest pursuant to Section 1.01, minus the aggregate amount of Collections
                     -----------
received and actually distributed to Senior Purchaser to reduce the Senior Investment pursuant to Article III.
                       -----------

     "Senior Investment Limit" has the meaning set forth in Section
      -----------------------                               -------
1.01(b)(i)(B).
-------------

     "Senior Percentage" has the meaning set forth in Section 1.03.
      -----------------                               ------------

     "Senior Purchase Limit" has the meaning set forth in Section 1.01(b)(i)(A).
      ---------------------                               ---------------------

     "Senior Purchaser" has the meaning set forth in the preamble.
      ----------------                                   --------

     "Senior Purchaser Interest Rate Agreement" means the ISDA Master Agreement
      ----------------------------------------
of even date herewith between Senior Purchaser and State Street Bank, relating to a swap of interest rate obligations between State Street Bank and Senior Purchaser.

     "Senior Purchaser Net Swap Obligation" means, as of any Settlement Date,
      ------------------------------------
the net amount, if any, due and payable by Senior Purchaser to State Street Bank pursuant to the State Street Interest Rate Agreement.

     "Senior Purchaser's Tranche Investment" means, in relation to any Asset
      -------------------------------------
Tranche, the amount of the Senior Investment allocated by the Administrator to an Asset Tranche pursuant to Section 2.01, provided, that at all times the
                             ------------  --------
aggregate amounts allocated to all Asset Tranches shall equal the Senior Investment.

     "Servicer" initially has the meaning set forth in the preamble and
      --------                                             --------
thereafter as set forth in Section 8.01(a).
                           ---------------

     "Servicer Advance" shall have the meaning set forth in Section 3.07.
      ----------------                                      ------------

     "Servicer Interest Rate Agreement" means the ISDA Master Agreement of even
      --------------------------------
date herewith between Servicer and Norwest, relating to a swap of interest rate obligations between Norwest and Servicer.

     "Servicer Net Swap Payment" means, as of any Settlement Date, the net
      -------------------------
amount, if any, due and payable by Norwest to Servicer pursuant to the Servicer Interest Rate Agreement.

     "Servicer Transfer Event" has the meaning set forth in Section 8.01(b).
      -----------------------                               ---------------

     "Servicer's Fee" accrued for any day means an amount equal to (a) 1.50% per
      --------------                                                         ---
annum, times (b) the amount of the Net Receivables Balance at the close of
-----  -----
business on such day, times (c) 1/360.
                      -----

     "Settlement Date" means, with respect to any Settlement Period, the eighth
      ---------------
Business Day following the Cut-Off Date for such Settlement Period.

     "Settlement Period" means,
      -----------------

          (a) the period from the date of the initial Purchase hereunder to (but not including) the first day of the next following calendar month; and

          (b) thereafter, each period from the last day of the next preceding Settlement Period to (but not including) the first day of the next following calendar month;

provided, however, that the last Settlement Period shall end on the date on
--------  -------
which the Aggregate Purchaser's Investment has been reduced to zero and all other fees and expenses owed by Seller hereunder shall have been paid in full.

     "State Street Bank" means State Street Bank & Trust Company, a Bank
      -----------------
organized under the laws of the Commonwealth of Massachusetts.

     "State Street Capital" has the meaning set forth in the Preamble.
      --------------------                                   --------

     "State Street Interest Rate Agreement" means the ISDA Master Agreement of
      ------------------------------------
even date herewith between State Street Bank and Norwest, relating to a swap of interest rate obligations between State Street Bank and Norwest.

     "Subordinated Investment Limit" has the meaning set forth in Section
      -----------------------------                               -------
1.01(b)(ii)(B).
--------------

     "State Street Net Swap Payment" means, as of any Settlement Date, the net
      -----------------------------
amount, if any, due and payable by Norwest to State Street Bank pursuant to the Senior Purchaser Interest Rate Agreement.

     "Subordinated Interest" has the meaning set forth in Section 1.01(a)(ii).
      ---------------------                               -------------------

     "Subordinated Interest Funding" means any portion of the Subordinated
      -----------------------------
Investment bearing interest at an annual rate computed in relation to a particular Yield Period.

     "Subordinated Interest Rate" means, with respect to the Subordinated
      --------------------------
Investment:

          (a) in the case of any portion of the Subordinated Investment funded on a date other than a Settlement Date, an interest rate per annum for each
                                                              --- -----
     day to (but not including) the next succeeding Settlement Date equal to 75% of the Alternate Base Rate in effect on such day; and

          (b) except as otherwise provided in clause (c) below, in the case of
                                              ----------
     any portion of the Subordinated Investment outstanding on any Settlement Date, after giving effect to reductions resulting from payments under
     Section 3.03, an interest rate per annum equal to the Eurodollar Rate
     ------------                   --- -----
     (Reserve Adjusted) for each Yield Period; and

          (c) in the case of any portion of the Subordinated Investment outstanding on any Settlement Date, after giving effect to reductions resulting from payments under Section 3.03, if (i) the introduction of or
                                   ------------
     any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Subordinated Purchaser to fund at the rate described in clause (b) or (ii) due to market conditions affecting the London interbank
     ----------
     eurodollar market, funds are not reasonably available to Subordinated Purchaser in such market in order to enable it to fund at the rate described in clause (b), or (iii) the Subordinated Investment at such time
                  ----------
     is less than $500,000, an interest rate per annum equal to 75% of the
                                             --- -----
     Alternate Base Rate in effect from time to time during the Yield Period;

provided, however, that on any date when any Liquidation Event or Unmatured
--------  --------
Liquidation Date shall have occurred and is continuing, the Subordinated Interest Rate with respect to the entire Subordinated Interest then outstanding shall be a rate per annum equal to the sum of (i) the Alternate Base Rate and
                --- -----
(ii) 2%.

     "Subordinated Investment" means at any time with respect to the
      -----------------------
Subordinated Interest an amount equal to the aggregate of the amounts theretofore paid to Seller for Purchases in respect of the Subordinated Interest pursuant to Section 1.01, minus the aggregate amount of Collections received and
            ------------  -----
actually distributed to Subordinated Purchaser to reduce the Subordinated Investment pursuant to Article III.
                       -----------

     "Subordinated Percentage" has the meaning set forth in Section 1.03.
      -----------------------                               ------------

     "Subordinated Purchase Limit" has the meaning set forth in Section
      ---------------------------                               -------
1.01(b)(ii)(A).
--------------

     "Subordinated Purchaser" has the meaning set forth in the preamble.
      ----------------------                                   --------

     "Subsidiary" means a corporation of which Seller, Servicer or CHR and/or
      ----------
their other subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     "Successor Notice" has the meaning set forth in Section 8.01(B).
      ----------------                               ---------------

     "Senior Purchaser Net Swap Obligation" means, as of any Settlement Date,
      ------------------------------------
the net amount, if any, due and payable by Senior Purchaser to Norwest pursuant to the Interest Rate Agreement between Senior Purchase at Norwest, as described in the definition of Interest Rate Agreement.

     "Senior Purchaser Net Swap Payment" means, as of any Settlement Date, the
      ---------------------------------
net amount, if any, due and payable by Norwest to Senior Purchaser pursuant to the Senior Purchaser Interest Rate Agreement

     "Swap Rate" means, as of the date of determination, the sum of:
      ---------

          (a) the then current offered yield on a United States Treasury Security (expressed as a percentage) with a remaining maturity equal to the weighted average remaining maturity of all Pool Receivables as of such date, assuming prepayment of such Pool Receivables at an average monthly rate equal to the actual monthly rate of prepayment which occurred with respect thereto over the previous twelve month period; and

          (b)  the Swap Spread.

     "Swap Spread" means, as of the date of determination, the then current
      -----------
offered margin for a fixed-to-LIBOR-based interest rate swap agreement with an average maturity equal to the weighted average remaining maturity of all Pool Receivables as of such date, assuming prepayment of such Pool Receivables at an average monthly rate equal to the actual monthly rate of prepayment which occurred with respect thereto over the previous twelve month period.

     "Termination Date" means the earliest of:
      ----------------

          (a) the date of termination (whether by scheduled expiration, termination on default or otherwise) of either the Liquidity Banks' commitments under the Liquidity Agreement or the Credit Bank's commitment under the Credit Agreement;

          (b) the Purchase Termination Date; and

          (c) October 22, 1997, or such later date as may be established pursuant to Section 1.05.
                 ------------

     "Transaction Documents" means this Agreement, the Purchase and Sale
      ---------------------
Agreement, the Depository Letters, the CHR Support Agreement, the Custodial Agreement, each Interest Rate Agreement, the fee letter described in Section
                                                                     -------
4.01 and the other documents to be executed and delivered in connection
----
herewith.

     "Transfer Date" means the date on which the Back-Up Purchaser purchases the
      -------------
entire Senior Interest pursuant to the Liquidity Agreement.

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction or jurisdictions.

     "Unmatured Liquidation Event" means any event which, with the giving of
      ---------------------------
notice or lapse of time, or both, would become a Liquidation Event.

     "Unpaid Balance" of any Receivable means at any time the unpaid principal
      --------------
amount thereof.

     "Yield Period"
      ------------

          (a) with respect to any Asset Tranche funded by a Liquidity Purchase or Credit Draw, means

               (i) the period commencing on the date of the initial Purchase of the Senior Interest, the making of such Liquidity Purchase or Credit Draw or the creation of such Asset Tranche pursuant to Section 2.01
                                                                 ------------
          (whichever is latest) and ending such number of days thereafter as the Administrator shall select; and

               (ii) each period commencing on the last day of the immediately preceding Yield Period for the related Asset Tranche and ending such number of days thereafter as the Administrator shall select; and

          (b) with respect to any portion of the Subordinated Investment which will bear interest at a rate computed in relation to a Eurodollar Rate (Reserve Adjusted), means

               (i) the period commencing on the first Settlement Date occurring after the initial Purchase of the Subordinated Interest and ending on (but not including) the next succeeding Settlement Date thereafter; and

               (ii) each period commencing on the last day of the immediately preceding Yield Period for any portion of the Subordinated Interest then outstanding and ending on (but not including) the next succeeding Settlement Date thereafter; and

          (c) with respect to any portion of the Subordinated Investment which will bear interest computed in relation to the Alternate Base Rate, means the period commencing on the day on which such portion of the Subordinated Investment bears interest in relation to such rate and ending on (but not including) the date on which such Alternate Base Rate is no longer applicable thereto;

provided, however, that
--------  -------

               (i) any such Yield Period (other than a Yield Period consisting of one day) which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the Interest subject to such Yield Period shall be accruing Earned Discount or Interest Amount at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted), in which case if such succeeding Business Day is in a different calendar month, such Yield Period shall instead be shortened to the next preceding Business Day); and

               (ii) in the case of Yield Periods of one day for any Asset Tranche, (a) the initial Yield Period shall be the date such Yield Period commences as described in clause (a) above; and (b) any
                                           ----------
          subsequently occurring Yield Period which is one day shall, if the immediately preceding Yield Period is more than one day, be the last day of such immediately preceding Yield Period.

     B.   Other Terms.  All accounting terms not specifically defined herein
          -----------
shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the

UCC in the State of Minnesota, and not specifically defined herein, are used herein as defined in such Article 9.

     C.   Computation of Time Periods.  Unless otherwise stated in this
          ---------------------------
Agreement, in the Computation of a Period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".